EXHIBIT 10.2

Execution Version

PURCHASE AND SALE AGREEMENT

BETWEEN

KINDER MORGAN CO2 COMPANY LLC,

AS SELLER

AND

PLATEAU CARBON, LLC,

AS PURCHASER

JULY 22, 2021

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ANNEX:

Annex 1	-	Definitions

EXHIBITS:

Exhibit A-1	-	Leases
Exhibit A-2	-	Wells
Exhibit B	-	Form of Assignment and Bill of Sale
Exhibit C	-	Form of ORRI Conveyance

SCHEDULES:

Schedule 1.2(h)	-	Pipe Yard Lease
Schedule 1.2(i)	-	Field Office
Schedule 1.3	-	Excluded Assets
Schedule 2.3	-	Allocated Values
Schedule 3.1(a)	-	Post-Closing Consents
Schedule 4.6(b)	-	Leases / Expiration Dates
Schedule Section 4.8	-	Environmental Matters
Schedule Section 4.9	-	Preferential Purchase Rights and Material Required Consents
Schedule 6.6	-	Replacement Securities

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PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”), is executed on July 22, 2021 (the “Closing Date”), by and between Kinder Morgan CO2 Company LLC, a Texas limited liability company, with a business address of 1001 Louisiana St., Suite 1000, Houston, Texas 77002 (“Seller”) and Plateau Carbon, LLC, a Wyoming limited liability company with a business address of 4531 Park Lane, Dallas, Texas 75220 (“Purchaser”). Seller and Purchaser are sometimes referred to individually as a “Party” “and collectively as the “Parties.”

RECITALS:

WHEREAS, Seller owns certain Assets (as hereinafter defined);

WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller the Assets, in the manner and upon the terms and conditions hereafter set forth; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in Annex 1 attached hereto.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions, and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1
PURCHASE AND SALE

Section 1.1 Purchase and Sale. Simultaneous with the execution of this Agreement, and upon the terms and subject to the conditions of this Agreement, Seller agrees to sell and convey to Purchaser and Purchaser agrees to purchase, accept and pay for the Assets.

Section 1.2 Assets.

As referenced above and used herein, the term “Assets” means all of Seller’s right, title, and interest in and to the following:

(a) The oil, gas, carbon dioxide (“CO,”) and helium leases, oil and gas leases, oil, gas, and mineral leases and subleases, royalties, overriding royalties, net profits interests, fee interests, mineral fee interests, CO2 interests, helium interests, carried interests, and, without limiting the foregoing, other rights (or rights to produce) that are described on Exhibit A-1 (the “Leases”);

(b) Any and all oil, gas, water, CO2, helium, or injection wells thereon or pooled, communitized, or unitized acreage that includes all or any part of the Leases, including the interests in the wells shown on Exhibit A-2, whether producing, non-producing, or temporarily or permanently plugged and abandoned, whether or not drilled to produce oil, gas, water, CO2, helium, or other Substances, and whether or not fully described on any exhibit or schedule hereto (the “Wells”);

(c) All pooled, communitized, or unitized acreage which includes all or part of any Leases, and all tenements, hereditaments, and appurtenances belonging thereto, including the St. John’s Gas Unit (the “Unit” and, together with the Leases, and Wells, collectively the “Properties”);

(d) The equipment, machinery, fixtures, drilling rig and other tangible personal property and improvements used or held for use in connection with the operation of the Properties or the production, storage, transportation, treatment, or processing, marketing, or disposition of Substances from the Properties (whether located on or off the Properties), but excluding items included within the definition of “Excluded Assets” (subject to such exclusions, the “Equipment”);

(e) All presently existing contracts, agreements and instruments to the extent used or held for use with respect to the Properties, the Leases or the production of Substances from the Properties including, without limitation, operating agreements; unitization, pooling, and communitization agreements; declarations and orders; area of mutual interest agreements; farm-in and farmout agreements; exchange agreements; Leases; transportation agreements; and processing agreements; but excluding any contracts, agreements and instruments included within the definition of “Excluded Assets” (subject to such exclusion, the “Contracts”);

(f) All easements, permits, licenses, servitudes, rights-of-way, surface leases, right of use and easement, and other rights to use the surface appurtenant to, and used or held for use in connection with, the Properties, but excluding items included within the definition of “Excluded Assets”;

(g) [Intentionally deleted];

(h) The pipe yard lease described on Schedule 1.2(h) and all equipment, machinery, fixtures, and other tangible personal property and improvements that are located on such pipe yard lease or are used or held for use primarily in connection with the ownership or operation of such pipe yard lease;

(i) The field office described on Schedule 1.2(i) and, except as provided in Section 1.3(h), all equipment, machinery, fixtures, and other tangible personal property and improvements that are located in such field office or are used or held for use in connection with the ownership or operation of such field office;

(j) The PATO Warranty Deeds; and

(k) All lease files, land files, division order files, abstracts, title opinions, contract files, well and production records maintained by or in the possession of Seller or its respective Affiliates, to the extent relating to the Properties, and subject to any licenses of such data by Seller to third parties, all seismic data, geologic and geophysical information (including maps) and records, to the extent relating to the Properties, excluding, however:

(i) all corporate, financial, Tax, and legal data and records of Seller that relate primarily to Seller’s business generally (whether or not relating to the Assets) or to Seller’s business, operations, assets, and properties not expressly included in this Agreement;

(ii) any data and records to the extent disclosure or transfer is prohibited or subject to payment of a fee or other consideration by an agreement with a Person other than an Affiliate of Seller, or by applicable Law, and for which no consent to transfer has been received or for which Purchaser has not agreed in writing to pay the fee or other consideration, as applicable;

(iii) all legal records and legal files of Seller including all work product of, and attorney-client communications with, Seller’s legal counsel (other than Leases, title opinions, and Contracts);

(iv) data and records relating to the sale of the Assets, including communications with the advisors or representatives of Seller or any of its Affiliates and bids received from and records of negotiations with third Persons;

(v) any data and records relating to the Excluded Assets; and

(vi) those original data and records retained by Seller pursuant to Section 6.5,

(Clauses (i) through (vi) shall hereinafter be referred to as the “Excluded Records” and subject to such exclusions, the data, software and records described in this Section 1.2(k) are referred to herein as the “Records.”).

Section 1.3 Excluded Assets. Notwithstanding anything to the contrary in Section 1.2 or elsewhere in this Agreement, the “Assets” shall not include any rights with respect to any Excluded Assets. “Excluded Assets” means all assets, properties, and business of Seller other than the Assets, including the following:

(a) except to the extent relating to any Assumed Obligations and except to the extent Seller has been compensated through an adjustment to the Purchase Price, all accounts receivable or rights to payment accruing or attributable to any period before the Effective Time;

(b) except to the extent relating to any Assumed Obligations and except to the extent Seller has been compensated through an adjustment to the Purchase Price, all production of Substances from or attributable to the Assets with respect to any period before the Effective Time, and any proceeds attributable to any such production;

(c) all insurance policies, and any claims, payments, and proceeds under any such insurance policies;

(d) all deposits, surety bonds, rights under any letters of credit, and collateral pledged to secure any liability or obligation of Seller in respect of the Assets;

(e) the Excluded Records;

(f) copies of other Records retained by Seller pursuant to Section 6.5;

(g) costs and revenues associated with all joint interest audits and other audits of Property Costs to the extent covering periods prior to the Effective Time;

(h) any computer equipment and items related to such computer equipment, including software, located at the field office described on Schedule 1.2(i);

(i) revenues to which Seller is entitled under Section 1.4(b) and any refund (whether by payment, credit, offset, abatement, or otherwise, and together with any interest thereon) in respect of any Property Costs for which Seller is liable for payment under Section 1.4(b);

(j) all futures, options, swaps, and other derivatives;

(k) any other assets, contracts, or rights which are specifically described on Schedule 1.3; and

(1) Seller’s general franchises, licenses, permits and other authorizations to do business in any jurisdiction.

Section 1.4 Effective Time.

(a) Title to, possession of, and all revenues and profits derived from the Assets shall be transferred from Seller to Purchaser as of 12:01 a.m. Central Standard Time on December 30, 2020 (the “Effective Time”), as described below.

(b) Except to the extent otherwise reflected in an adjustment to the Purchase Price pursuant to Section 2.2, Purchaser shall be entitled to all Substances produced from or attributable to the Assets from and after the Effective Time and to all other income, proceeds, receipts and credits earned with respect to the Assets from or after the Effective Time, and shall be responsible for (and entitled to any refunds and indemnities with respect to) all Property Costs incurred from and after the Effective Time. Except to the extent otherwise reflected in an adjustment to the Purchase Price pursuant to Section 2.2, Seller shall be entitled to all Substances produced from or attributable to the Assets prior to the Effective Time, and to all other income, proceeds, receipts, and credits earned with respect to the Assets prior to the Effective Time, and shall be responsible for (and entitled to any refunds and indemnities with respect to) all Property Costs incurred prior to the Effective Time. As used in this Section 1.4 and Section 2.2, “earned” and “incurred” shall be interpreted in accordance with U.S. generally accepted accounting principles.

(c) Should any Party or its Affiliates receive any proceeds or other income to which the other Party is entitled under Section 1.4(b), such Party shall fully disclose, account for, and promptly remit the same to such other Party.

(d) Without duplication of any adjustments made pursuant to Section 2.2(a), should any Party pay any Property Costs for which the other Party is responsible under Section l.4(b), such Party shall be reimbursed by the other Party promptly after receipt of such Party’s invoice, accompanied by copies of the relevant vendor or other invoice and proof of payment.

(e) “Property Costs” means all operating expenses (including costs of insurance, rentals (including compensatory rentals), shut-in payments, title examination and curative actions, and Asset Taxes attributable to production of Substances from the Assets) and capital expenditures (including bonuses, and other Lease acquisition costs, costs of drilling and completing wells and related mobilization costs, and costs of acquiring equipment) incurred in the ownership and operation of the Assets in the ordinary course of business, and overhead costs charged to the Assets under the applicable operating agreement (or, if none, charged on the same basis as charged on the Closing Date), but excluding (without limitation) liabilities, losses, costs, and expenses attributable to:

(i) claims, investigations, administrative proceedings, arbitration or litigation directly or indirectly arising out of or resulting from actual or claimed personal injury or other torts, illness or death; or property damage (other than damage to structures, fences, irrigation systems and other fixtures, crops, livestock, and other personal property in the ordinary course of business);

(ii) violation of any Law (or private cause or right of action under any Law);

(iii) environmental damage or liabilities, including obligations to remediate any contamination of groundwater, surface water, soil, sediments, or Equipment under applicable Environmental Law;

(iv) title and environmental claims (including claims that Leases have terminated);

(v) claims of improper calculation or payment of royalties (including overriding royalties and other burdens on production) related to deduction of post-production costs or use of posted or index prices or prices paid by Affiliates;

(vi) gas balancing and other production balancing obligations;

(vii) any casualty loss affecting the Assets;

(viii) obligations to plug wells, dismantle, decommission, or remove facilities, clear sites, and/or restore the surface around such wells or facilities; and

(ix) any claims for indemnification, contribution, or reimbursement from any third Person with respect to liabilities, losses, costs, and expenses of the type described in preceding clauses (i) through (viii), whether such claims are made pursuant to a contract or otherwise.

(f) Asset Taxes that are paid periodically shall be prorated based upon the number of days in the applicable period falling before and the number of days in the applicable period falling at and after the Effective Time, except that production, severance and similar Taxes measured by the quantity of or value of production shall be prorated based on the number of units or value of production actually produced and sold, as applicable, before, and at and after the Effective Time. In each case, Purchaser shall be responsible for the portion allocated to the period at and after the Effective Time and Seller shall be responsible for the portion allocated to the period before the Effective Time.

(g) All Taxes with respect to the ownership and operation of the Assets, in addition to those addressed in Section 1.4(e) and Section 1.4(f), which are attributable to periods of time prior to the Effective Time shall be the responsibility of Seller.

(h) All Taxes with respect to the ownership and operation of the Assets, in addition to those addressed in Section l.4(e) and Section 1.4(f), which are attributable to periods of time on or after the Effective Time shall be the responsibility of Purchaser.

(i) Possession of and responsibility for (i) any funds received from co-owners and held by Seller as operator of any Properties, with respect to periods at and after the date on which Seller’s resignation as operator becomes effective and (ii) any amounts held in suspense or other third-Person funds held by Seller as operator with respect to the Properties, except for funds being held in suspense by Seller relating to any Property prior to the Effective Time to which Seller is entitled as a working interest owner, shall be transferred by Seller to the successor operator of such Properties. At Closing, for Properties where Seller owns the entire working interest, and promptly following a Seller’s receipt of notice from Purchaser that Purchaser has been elected by the working interest owners as successor operator of a Property formerly operated by Seller, for other Properties, Seller shall transfer such funds to Purchaser.

ARTICLE 2
PURCHASE PRICE

Section 2.1 Purchase Price. The total consideration delivered by Purchaser to Seller in exchange for the sale, assignment, conveyance, transfer and delivery of the Assets (the “Purchase Price”) shall consist of cash in an amount equal to (x) ten million dollars ($10,000,000) plus (y) the aggregate value of any adjustment made pursuant to Section 2.2 to be paid at Closing (the “Closing Payment”).

Section 2.2 Adjustment to Purchase Price. The Purchase Price shall be adjusted as follows (without duplication):

(a) Increased by an amount equal to the amount of all Property Costs which are incurred in the ownership and operation of the Assets after the Effective Time but paid (other than by Purchaser) by or on behalf of Seller or any of its Affiliates;

(b) Decreased by an amount equal to the amount of all Property Costs which are incurred in the ownership and operation of the Assets prior to the Effective Time but paid by or on behalf of Purchaser or any of its Affiliates;

(c) Increased, or decreased, as applicable, by the net amount of all prepaid expenses (including prepaid Asset Taxes; bonuses; rentals; cash calls to third-Person operators; and scheduled payments, but excluding premiums and other payments for policies of insurance), in each case, to the extent applying to the ownership or operation of the Assets from and after the Effective Time; and

(d) Increased by four hundred thousand dollars ($400,000) for lease payments made after the Effective Time on behalf of Purchaser pursuant to the Leases.

The adjustment described in Section 2.2(a) shall serve to satisfy, up to the amount of the adjustment, Purchaser’s obligation under Section 1.4(b) to pay Property Costs attributable to the ownership and operation of the Assets which are incurred during the Adjustment Period, and Purchaser shall not be separately obligated to pay for any Property Costs with respect to which an adjustment has been made.

Section 2.3 Allocation of Purchase Price. Schedule 2.3 sets forth the agreed allocation of the Purchase Price among each of the Assets, which has been made in compliance with the principles of Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. The “Allocated Value” for any Asset equals the portion of the Purchase Price allocated to such Asset on Schedule 2.3. For the purpose of Tax filings, the Allocated Value shall be increased or decreased by applying any adjustments to the Purchase Price under Section 2.2(a), Section 2.2(b) and Section 2.2(c) pro rata to each Property or other Asset on Schedule 2.3 in proportion to the amount shown on Schedule 2.3 for each. Seller has accepted such Allocated Values for purposes of this Agreement and the transactions contemplated hereby, but otherwise make no representation or warranty as to the accuracy of such values. Seller and Purchaser agree (i) that the Allocated Values shall be used by Seller and Purchaser as the basis for reporting asset values and other items for purposes of all federal, state, and local Tax returns, including Internal Revenue Service Form 8594 and (ii) that neither they nor their Affiliates will take positions inconsistent with the Allocated Values in notices to government authorities, in audit or other proceedings with respect to Taxes, in notices to preferential purchase right holders, or in other documents or notices relating to the transactions contemplated by this Agreement. The Parties acknowledge and agree that (i) the Assets are properly classified as Class V assets within the meaning of Treasury Regulations Section l.338-6(b)(2)(v) and (ii) neither Party will take any position inconsistent with the foregoing for any Tax purposes, including on any Tax return or otherwise, unless required to do so by applicable Law or a “determination” within the meaning of Section 1313(a)(l) of the Code.

Section 2.4 Earn-Out. As additional consideration, Seller shall reserve a five-percent (5%) overriding royalty interest (the “ORRI”) as set forth on Exhibit C, which ORRI shall terminate upon the receipt by Seller of ten million dollars ($10,000,000) under the ORRI Conveyance.

ARTICLE 3
POST-CLOSING CONSENTS

Section 3.1 Post-Closing Consents.

(a) Schedule 3.l(a) sets forth a full and complete list of all consents, approvals and authorizations of Governmental Bodies and third-Persons (including any consents or approvals from the State of Arizona or the BLM to transfer any of the Leases or the Unit or forms to transfer operatorship to or designate Purchaser (or its designee) as the operator of the Leases and the Unit) which by contract or by the rules and regulations of the corresponding Governmental Body cannot be obtained until after Closing or which Seller cannot otherwise obtain prior to Closing (the “Post-Closing Consents”). Promptly after Closing, Purchaser shall send notice along with any forms of assignment, forms to transfer operatorship or other required documents, delivered at Closing pursuant to Section 7.2 and Section 7.3, to the holders of any Post-Closing Consents, requesting consents to the transactions contemplated by this Agreement.

(b) Purchaser and Seller shall cooperate in seeking to obtain such consents, approvals, permissions, and waivers (including Purchaser providing required assurances of financial condition and operator qualifications).

(c) Seller shall deliver written notice to Purchaser promptly if, at any time, Seller has knowledge that any holder of a Post-Closing Consent refuses to (or indicates that it will not or may not) give such Post-Closing Consent or waive such requirement and shall update Purchaser weekly in writing as to what steps Seller has taken to obtain such Post-Closing Consent.

(d) If the Parties have not received a Post-Closing Consent on or before the date that the final determination of the Purchase Price is made under Section 7.4(a), then until one hundred and eighty (180) days after the final determination of the Purchase Price pursuant to Section 7.4(a), Purchaser and Seller shall continue to use commercially reasonable efforts to obtain the Post-Closing Consent so that such Property can be transferred to Purchaser upon receipt of the Post-Closing Consent. Promptly after any such Post-Closing Consent is obtained, Seller shall assign, transfer, and convey to Purchaser, and Purchaser shall assume from Seller, the Property and Assumed Obligations covered by the Post-Closing Consent pursuant to special purpose assignment and assumption documents substantially consistent with the Assignment and Bill of Sale delivered at Closing. If such Post-Closing Consent is not obtained by the date that is one hundred and eighty (180) days after the final determination of the Purchase Price under Section 7.4(a), Seller shall immediately notify Purchaser of the affected Property.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF SELLER

Subject to Section 4.13 and the other terms and conditions of this Agreement, Seller represents and warrants to Purchaser the following:

Section 4.1 Existence and Qualification. Seller is a limited partnership, duly organized and validly existing under the laws of the State of Texas and is qualified to conduct business in each state in which the Properties are located.

Section 4.2 Power. Seller has the requisite power to enter into and perform this Agreement (and all documents required to be executed and delivered by Seller at Closing) and consummate the transactions contemplated by this Agreement (and such documents).

Section 4.3 Authorization and Enforceability. The execution, delivery, and performance of this Agreement (and all documents required to be executed and delivered by Seller at Closing), and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited partnership action on the part of Seller. This Agreement has been duly executed and delivered by Seller (and all documents required hereunder to be executed and delivered by Seller at Closing will be duly executed and delivered by Seller) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Seller, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4.4 No Conflicts. The execution, delivery, and performance of this Agreement by Seller, and the transactions contemplated by this Agreement will not (i) violate any provision of the agreement of limited partnership (or other organizational documents) of Seller, (ii) result in default (with due notice or lapse of time or both) or the creation of any lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any material note, bond, mortgage, indenture, or other financing instrument to which Seller is a party or which affects the Assets, (iii) violate any judgment, order, ruling, or decree applicable to Seller as a party in interest or (iv) violate any Laws applicable to Seller or any of the Assets, except any matters described in clauses (ii), (iii) or (iv) above which would not individually or in the aggregate have a Material Adverse Effect.

Section 4.5 Broker’s or Finder’s Fees. Seller has not incurred any liability, contingent or otherwise, for broker’s or finder’s fees in respect of the transactions contemplated by this Agreement for which Purchaser will have any responsibility whatsoever.

Section 4.6 Leases and Unit.

(a) The Unit Agreement for the Development and Operation of the St. John’s Gas Unit dated February 2, 2009 (the “Unit Agreement”) is in full force and effect, and, to Seller’s knowledge upon due inquiry, there are no defaults under such Unit Agreement by Seller or by any other Party thereto, except such defaults which would not, individually or in the aggregate, have a Material Adverse Effect.

(b) Schedule 4.6(b) contains a true, correct, and complete list of all Leases and the Unit and, to the knowledge of Seller, the associated current expiration dates (excluding the effect of any extension of such Leases caused by the Unit Agreement).

Section 4.7 Compliance with Laws. Except with respect to Environmental Laws, to Seller’s knowledge upon due inquiry, (a) Seller’s ownership and the operation of the Assets as currently conducted is in compliance with all Laws applicable to the Assets, except for such failure to comply as would not, individually or in the aggregate have a Material Adverse Effect, and (b) all necessary permits, licenses, approvals, consents, certificates, and other authorizations with respect to the ownership and operation of the Assets as currently owned and operated have been obtained and maintained in full force and effect, except such failures as would not, individually or in the aggregate, have a Material Adverse Effect.

Section 4.8 Environmental Matters. Except as set forth in Schedule 4.8, to Seller’s knowledge upon due inquiry:

(a) Seller has received no written notice from any applicable Governmental Body (or third-Person operator of a Property) of any condition on or with respect to the Properties which, if true, would constitute a violation of, or require remediation under, Environmental Laws, nor does Seller have any knowledge that any remediation is required with respect to the Properties; and

(b) There are no proceedings, agreements with, or orders, decrees, judgments, licenses, or permit conditions, or other directives from any Governmental Body relating to an alleged or actual breach of Environmental Laws on or with respect to the Assets, and Seller has not received any written notice of any environmental or health or safety claim, demand, filing, investigation, administrative proceeding, action, suit or other proceeding relating to the Assets, arising from, based upon, associated with or related to the Assets during the period of Seller’s ownership and operation of the Assets.

Section 4.9 Preferential Purchase Rights and Material Required Consents. Except as set forth in Schedule Section 4.9, to Seller’s knowledge upon due inquiry, neither the Assets nor this Agreement is subject to: (a) any preferential purchase right which gives a third party the right to purchase a Property (or any part thereof) or (b) any Material Required Consent of a third party, in each case, based upon the sale and conveyance provided for in this Agreement.

Section 4.10 Litigation. There are no actions, suits, or proceedings pending, or to Seller’s knowledge, threatened in writing before any Governmental Body or arbitrator against Seller or any Affiliate of Se11er (i) with respect to the ownership or operation of the Assets, or (ii) which are reasonably likely to impair or delay Seller’s ability to perform its obligations under this Agreement.

Section 4.11 Bankruptcy. There are no bankruptcy, reorganization, or arrangement proceedings pending, being contemplated by or, to Seller’s knowledge upon due inquiry, threatened in writing against Seller.

Section 4.12 Taxes. To Seller’s knowledge upon due inquiry, all Taxes and assessments owing by Seller with respect to Seller’s ownership of the Assets, including all Taxes measured by the quantity of or value of production, that have been due and payable have been paid in full.

Section 4.13 Certain Disclaimers.

(a) Except as and to the extent expressly set forth in ARTICLE 4 of this Agreement, (i) Seller makes no and disclaims any representations and warranties, express or implied, and (ii) Seller expressly disclaims all liability and responsibility for any statement or information made or communicated (orally or in writing) to Purchaser or any of its Affiliates, employees, agents, consultants or representatives (including any opinion, information, projection or advice that may have been provided to Purchaser or any of its Affi1iates, employees, agents, consultants or representatives by any officer, director, employee, agent, consultant, representative or advisor of Seller or any of its Affiliates).

(b) Except as expressly represented and/or warranted otherwise in this ARTICLE 4 and the Assignment and Bill of Sale Delivered at Closing, Seller expressly disclaims any representation or warranty, express or implied, oral or written, as to (i) title to any of the Assets, (ii) the contents, character or nature of any descriptive memorandum or overview, or any report of any petroleum engineering consultant, or any geological or seismic data or interpretation, relating to the Assets, (iii) the quantity, quality or recoverability of Minerals in or from the Assets, (iv) the existence of any prospect or recompletion, infill or step-out opportunities, (v) any estimates of the value of the Assets or future revenues generated by the Assets, (vi) the production of Minerals from the Assets, or (vii) any other materials or information that may have been made available or communicated to Purchaser or its Affiliates, or its or their employees, agents, consultants, representatives or advisors in connection with the transactions contemplated by this Agreement or any discussion or presentation relating thereto, and further disclaims any representation or warranty, express or implied, of merchantability, fitness for a particular purpose, or conformity to models or samples of materials, or regarding infringement of intellectual property rights in connection with the Assets, it being expressly understood and agreed by the Parties hereto that Purchaser shall be deemed to be obtaining the Assets in their present status, condition, and state of repair, “as is” and “where is” with all faults.

(c) Except as provided in this Agreement, Seller has not and will not make any representation or warranty regarding any matter or circumstance relating to Environmental Laws, the release of materials into the environment or the protection of human health, safety, natural resources or the environment, or any other environmental condition of the Assets, and nothing in this Agreement or otherwise shall be construed as such a representation or warranty. Purchaser shall be deemed to be taking the Assets “as is” and “where is” with all faults for purposes of their environmental condition, and Purchaser has made or caused to be made such environmental inspections as Purchaser deems appropriate. Purchaser releases, remises, and forever discharges Seller, its Affiliates, and each of their respective partners, members, shareholders, interest owners, officers, directors, managers, employees, agents, advisors, and representatives from any and all suits, legal or administrative proceedings, claims, demands, damages, losses, costs, liabilities, interest, or causes of action whatsoever, in law or in equity, known or unknown, which Purchaser might now or subsequently may have, based on, relating to, or arising out of, any environmental defect or other defects or damages related to the environmental condition of any asset.

(d) A matter scheduled as an exception for any representation or warranty shall be deemed to be an exception to all representations and warranties, and any indemnification rights under ARTICLE 8, for which it is relevant.

(e) As used in this Agreement, “to the knowledge of seller”, “to Seller’s knowledge”, or phrases of similar import means to the actual knowledge of Seller or Seller’s Asset management team after due inquiry.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller the following:

Section 5.1 Existence. Purchaser is a corporation, duly incorporated and validly existing under the laws of the State of Wyoming. Purchaser is, or as of Closing shall be, qualified to do business in the State of Arizona.

Section 5.2 Power. Purchaser has the corporate power to enter into and perform this Agreement (and all documents required to be executed and delivered by Purchaser at Closing) and consummate the transactions contemplated by this Agreement (and such documents).

Section 5.3 Authorization and Enforceability. The execution, delivery, and performance of this Agreement (and all documents required to be executed and delivered by Purchaser at Closing), and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser (and all documents required hereunder to be executed and delivered by Purchaser at Closing will be duly executed and delivered by Purchaser) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Purchaser, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.4 No Conflicts. The execution, delivery, and performance of this Agreement by Purchaser, and the transactions contemplated by this Agreement will not (i) violate any provision of the articles of association, bylaws, or other organizational documents of Purchaser, (ii) result in a default (with due notice or lapse of time or both) or the creation of any lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture or other financing instrument to which Purchaser is a party, (iii) violate any judgment, order, ruling, or regulation applicable to Purchaser as a party in interest, or (iv) violate any Laws applicable to Purchaser or any of its assets, except any matters described in clauses (ii), (iii), or (iv) above which would not, individually or in the aggregate, be reasonably likely to impair materially Purchaser’s ability to perform its obligations under this Agreement or any document required to be executed and delivered by Purchaser at Closing.

Section 5.5 Broker’s and Finder’s Fees. Seller has not incurred any liability, contingent or otherwise, for broker’s or finder’s fees in respect of the transactions contemplated by this Agreement for which Purchaser will have any responsibility whatsoever.

Section 5.6 Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by, or to Purchaser’s knowledge, threatened in writing against Purchaser.

Section 5.7 Financing. Purchaser has sufficient cash, available lines of credit, or other sources of immediately available funds to enable it to pay the Closing Payment to Seller when due hereunder.

Section 5.8 Litigation. There are no actions, suits or proceedings pending, or to Purchaser’s knowledge, threatened in writing before any Governmental Body or arbitrator against Purchaser or any Affiliate of Purchaser which are reasonably likely to impair or delay materially Purchaser’s ability to perform its obligations under this Agreement.

Section 5.9 Consents, Approvals or Waivers. The execution, delivery and performance of this Agreement by Purchaser will not be subject to any consent, approval or waiver from any Governmental Body or other third Person except for consents and approvals of Governmental Bodies that are customarily obtained after Closing (if such Governmental Body is, pursuant to applicable Law, without discretion to refuse to grant such consent if certain conditions set forth in such applicable Law are satisfied).

Section 5.10 Investment Intent. Purchaser is acquiring the Assets for its own account and not with a view toward their sale or distribution in violation of the Securities Act of 1933, as amended, the rules and regulations thereunder, any applicable state blue sky laws, or any other applicable securities laws.

Section 5.11 Independent Investigation. Purchaser is experienced and knowledgeable in the oil, gas, and helium businesses and aware of the risks of those businesses. Purchaser acknowledges and affirms, that as of the date hereof, it has made all such independent investigation, verification, analysis and evaluation of the Assets as it deems necessary or appropriate to enter into this Agreement on the terms and conditions set forth in the Agreement. Except for the representations and warranties expressly made by Seller in ARTICLE 4 of this Agreement or the Assignment and Bill of Sale delivered at Closing, Purchaser acknowledges that there are no representations or warranties, express or implied, as to the Assets or prospects thereof and that in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied solely upon its own independent investigation, verification, analysis and evaluation.

ARTICLE 6
COVENANTS OF THE PARTIES

Section 6.1 Assumption of Obligations. By the consummation of the transactions contemplated by this Agreement at Closing, and without limiting Purchaser’s right to indemnity under ARTICLE 8 or Seller’s obligations with respect to Property Costs under Section 1.4, Purchaser shall assume and hereby agrees to fulfill, perform pay, and discharge (or cause to be fulfilled, performed, paid, or discharged) all of the obligations and liabilities of Seller and its Affiliates with respect to the Assets, including the following (the “Assumed Obligations”):

(a) obligations for plugging and abandonment of all of the Wells and dismantlement, decommissioning, or abandonment of all structures and Equipment included in the Assets or located on the lands covered by, or described in, the Leases (whether or not such Leases have terminated or expired) and restoration of the surface covered by the Assets in accordance with applicable Laws, including any obligations to assess, remediate, remove, and dispose of NORM, asbestos, mercury, drilling fluids, chemicals, and produced waters and hydrocarbons;

(b) subject to the special warranty of title in the Assignment and Bill of Sale delivered at Closing, all Damages and obligations arising from, or relating to, Seller’s (and Purchaser’s, as successor in interest to Seller) title to the Assets on or after Closing; and

(c) all obligations that are the responsibility of Purchaser under Section 1.4 and Section 2.2.

Section 6.2 Retained Obligations. Purchaser shall not assume or otherwise become liable for any liabilities, Damages, duties, or other obligations of Seller (collectively, the “Retained Obligations”), for any liabilities, Damages, duties or obligations that:

(a) are attributable to, or arise out of, the Excluded Assets;

(b) are the responsibility of Seller under Section 1.4 and Section 2.2; or

(c) are Tax obligations retained by Seller pursuant to this Agreement.

Section 6.3 Public Announcements. No Party, nor any Affiliate of a Party, shall make any press release or other public announcement regarding the existence of this Agreement, the contents hereof, or the transactions contemplated hereby, without the prior written consent of the other, which consent will not be unreasonably withheld, conditioned, or delayed, provided, however, that the foregoing shall not restrict disclosures by Purchaser or Seller or any of their Affiliates (i) that are required, in legal counsel’s opinion, by applicable securities or other laws or regulations or the applicable rules of any stock exchange having jurisdiction over the disclosing Party or its Affiliates, or (ii) to Governmental Bodies and third Persons holding preferential rights to purchase or rights of consent or rights to receive notice that may be applicable to the transactions contemplated by this Agreement, as reasonably necessary to obtain waivers of such right or such consents or to provide such notice, provided that the Parties shall use commercially reasonable efforts to provide the other Party with reasonable notice thereof in advance of any disclosure. Further, no consent of Purchaser shall be required for Seller’s Affiliate, Kinder Morgan, Inc., to disclose the sale of the Assets in its regularly scheduled quarterly earnings release or earnings call following Closing, provided that Purchaser is not identified by name and the Purchase Price is described only as “approximately $10 million with a potential of up to $10 million of additional contingent earnout payments over time.”

Section 6.4 Recording. As soon as practicable after Closing, Purchaser shall record the various counterparts of the Assignment and Bill of Sale and other assignments delivered at Closing in the appropriate counties as well as with the appropriate Governmental Bodies and provide Seller with copies of all recorded or approved instruments.

Section 6.5 Records.

(a) As soon as practicable, but in no event later than ten (10) days after the Closing Date, Seller shall make available to Purchaser for pickup or copying as applicable, during normal business hours, the original Records that are in the possession of Seller, subject to Section 6.5(b).

(b) Seller will provide copies of all such Records that are subject to this Section 6.5. Seller may retain the originals of those Records relating to Tax and accounting matters with respect to periods of time prior to the Effective Time, and copies of any other Records.

Section 6.6 Replacement of Bonds, Letters of Credit, and Guarantees. Purchaser acknowledges that none of the bonds, letters of credit, guarantees, or other sureties, if any, posted or provided by Seller or its Affiliates with Governmental Bodies or third Persons that relate to the Assets are transferable to Purchaser. On or before the Closing Date, Purchaser shall have obtained replacements for those bonds, letters of credit, guarantees, and other sureties necessary for the ownership or operation of the Assets that are listed on Schedule 6.6, and from and after the Effective Time, Purchaser shall, at Seller’s request, use its reasonable efforts to cause the cancellation of the bonds, letters of credit, and guarantees, if any, posted by Seller or its Affiliates with respect to the Assets, effective as of the Closing Date. Purchaser shall deliver to Seller evidence of the posting of bonds or other security with all applicable Governmental Bodies meeting the requirements of such authorities to own and, where appropriate, operate, the Assets.

Section 6.7 Termination of Affiliate Contracts. On or prior to Closing, Seller shall, at Seller’s sole cost, risk, and expense, terminate, or cause to be terminated, all Contracts with any Affiliate of Seller.

Section 6.8 Further Assurances. At and after Closing, Seller and Purchaser agree to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other Party for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement. Without limiting the foregoing, as promptly as practicable, but in any case within thirty (30) days after the Closing Date, Purchaser shall eliminate the name “Kinder Morgan” and any variants thereof from the Assets acquired pursuant to this Agreement and, except with respect to such grace period for eliminating existing usage, shall have no right to use any logos, trademarks, or trade names belonging to Seller or any of its Affiliates.

ARTICLE 7
CLOSING

Section 7.1 Time and Place of Closing. Consummation of the purchase and sale transaction as contemplated by this Agreement (“Closing”), is taking place electronically via the exchange of documents and signatures on the Closing Date. Closing shall be effective as of 12:01 am on the Closing Date.

Section 7.2 Obligations of Seller at Closing. At Closing, Seller is delivering, or causing to be delivered, to Purchaser the following:

(a) the Assignment and Bill of Sale, in sufficient duplicate originals to allow recording in all appropriate jurisdictions and offices, duly executed by Seller and acknowledged before a notary public;

(b) assignments in form required by any Governmental Body for the assignment of any Assets controlled by such Governmental Body, duly executed by Seller, in sufficient duplicate originals to allow recording and/or filing in all appropriate offices;

(c) counterparts of any other forms required by any Governmental Body relating to the assumption of operations by Purchaser (or its designee), where applicable, as well as any other forms related to the Post-Closing Consents;

(d) a certificate duly executed by the secretary or any assistant secretary of Seller, dated as of Closing, (i) attaching and certifying on behalf of Seller complete and correct copies of the resolutions or unanimous consent of the Board of Directors of the general partner of Seller authorizing the execution, delivery, and performance by Seller of this Agreement and the transactions contemplated hereby, which resolutions or consent shall be dated prior to the date of this Agreement, and (ii) certifying on behalf of Seller the incumbency of each officer of Seller executing this Agreement or any document delivered in connection with Closing;

(e) an executed certificate described in Treasury Regulation § 1.1445-2(b)(2) certifying that Seller is not a foreign person within the meaning of the Code;

(f) the ORRI Conveyance, in sufficient duplicate originals to allow recording in all appropriate jurisdictions and offices, duly executed by Seller and acknowledged before a notary public; and

(g) all other instruments, documents, and other items reasonably necessary to effectuate the terms of this Agreement, as may be reasonably requested by Purchaser.

Section 7.3 Obligations of Purchaser at Closing. At Closing, Purchaser is delivering, or causing to be delivered, to Seller the following:

(a) a wire transfer of the Closing Payment, in immediately available funds;

(b) the Assignment and Bill of Sale, in sufficient duplicate originals to allow recording in all appropriate jurisdictions and offices, duly executed by Purchaser and acknowledged before a notary public;

(c) assignments in form required by any Governmental Body for the assignment of any Assets controlled by such Governmental Body, duly executed by Purchaser, in sufficient duplicate originals to allow recording and/or filing in all appropriate offices;

(d) a certificate duly executed by the secretary or any assistant secretary of Purchaser, dated as of Closing, (i) attaching and certifying on behalf of Purchaser complete and correct copies of the resolutions of the Board of Directors or other equivalent governing body of Purchaser authorizing the execution, delivery, and performance by Purchaser of this Agreement and the transactions contemplated hereby, which resolutions or consent shall be dated prior to the date of this Agreement, and (ii) certifying on behalf of Purchaser the incumbency of each officer of Purchaser executing this Agreement or any document delivered in connection with Closing;

(e) the ORRI Conveyance, in sufficient duplicate originals to allow recording in all appropriate jurisdictions and offices, duly executed by Purchaser and acknowledged before a notary public; and

(f) all other instruments, documents, and other items reasonably necessary to effectuate the terms of this Agreement, as may be reasonably requested by Seller.

Section 7.4 Post-Closing Purchase Price Adjustments.

(a) As soon as reasonably practicable after Closing but not later than the one hundred and twentieth (120th) day following the Closing Date, Seller, with the assistance and cooperation of Purchaser and Purchaser’s representatives under this Section 7.4(a), shall prepare and deliver to Purchaser a draft statement setting forth the final calculation of the Purchase Price and showing the calculation of each adjustment under Section 2.2, based on the most recent actual figures for each adjustment. Seller shall include in such notice such reasonable documentation as is in Seller’s possession to support the final figures. As soon as reasonably practicable, but not later than the thirtieth (30th) day following receipt of such statement from Seller, Purchaser may deliver to Seller a written report containing any changes that Purchaser proposes be made to such statement. Seller may deliver a written report to Purchaser during this same period reflecting any changes that Seller proposes to be made to such statement as a result of additional information received after the statement was prepared. If Purchaser does not deliver such report to Seller on or before the end of such thirty (30) day period upon presenting defensible proof of Purchaser’s receipt of Seller’s draft statement, Purchaser shall be deemed to have agreed with Seller’s statement, and such statement shall become binding upon the Parties. The Parties shall undertake to agree on the final statement of the Purchase Price no later than ninety (90) days after delivery of Seller’s statement. In the event that the Parties cannot reach agreement within such period of time, any Party may refer the items of adjustment which are in dispute to the Houston, Texas office of Grant Thornton LLP, or, if such Person is not able or willing to serve, a nationally recognized independent accounting firm or consulting firm mutually acceptable to both Purchaser and Seller (the “Accounting Arbitrator”), for review and final determination by arbitration. The Accounting Arbitrator shall conduct the arbitration proceedings in Houston, Texas in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Section 7.4(a). The Accounting Arbitrator’s determination shall be made within forty-five (45) days after submission of the matters in dispute and shall be final and binding on all Parties, without right of appeal. In determining the proper amount of any adjustment to the Purchase Price, the Accounting Arbitrator shall be bound by the terms of ARTICLE 2 and may not increase the Purchase Price or any line item in dispute more than the increase proposed by Seller nor decrease the Purchase Price or any line item in dispute more than the decrease proposed by Purchaser, as applicable. The Accounting Arbitrator shall act as an expert for the limited purpose of determining the specific disputed aspects of the Purchase Price adjustments submitted by any Party and may not award damages, interest (except as expressly provided for in this Section 7.4(a)) or penalties to any Party with respect to any matter. Seller and Purchaser shall each bear their own legal fees and other costs of presenting its case. Seller shall bear one-half and Purchaser shall bear one-half of the costs and expenses of the Accounting Arbitrator. Within ten (10) days after the earlier of (i) the expiration of Purchaser’s thirty (30) day review period (including any extensions provided for above) without delivery of any written report or (ii) the date on which the Parties or the Accounting Arbitrator finally determine the Purchase Price, (x) Purchaser shall pay to Seller the amount by which the Purchase Price exceeds the Closing Payment, Seller shall pay to Purchaser the amount by which the Closing Payment exceeds the Purchase Price, as applicable. Any post-Closing payment pursuant to this Section 7.4 shall bear interest from the Closing Date to the date of payment at the Agreed Rate (without duplication of any interest at the Agreed Rate otherwise provided for in this Agreement on any such amount).

(b) All payments made or to be made under this Agreement to Seller shall be made to Seller by electronic transfer of immediately available funds to a bank and account specified by Seller in writing to Purchaser, for the credit of Seller. All payments made or to be made under this Agreement to Purchaser shall be made to Purchaser by electronic transfer of immediately available funds to a bank and account specified by Purchaser in writing to Seller, for the credit of Purchaser.

ARTICLES 8
INDEMNIFICATION; LIMITATIONS

Section 8.1 Indemnification.

(a) From and after Closing, Purchaser shall indemnify, defend and hold harmless Seller and its Affiliates and its and their respective officers, directors, managers, partners, employees, and agents (the “Seller Group”) from and against all Damages incurred or suffered by Seller Group:

(i)	caused by, arising out of, or resulting from Assumed Obligations;

(ii)	caused by, arising out of, or resulting from Purchaser’s breach of any of Purchaser’s covenants or agreements contained in ARTICLE 6, or

(iii)	caused by, arising out of, or resulting from any breach of any representation or warranty made by Purchaser contained in ARTICLE 5 of this Agreement.

EVEN IF SUCH DAMAGES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), STRICT LIABILITY OR OTHER LEGAL FAULT OF ANY INDEMNIFIED PERSON, INVITEE OR THIRD PERSON but excepting in each case Damages against which Seller would be required to indemnify Purchaser under Section 8.1 (b) at the time when the Claim Notice is presented by Seller under this Section 8.1 (a).

(b) From and after Closing, Seller shall indemnify, defend and hold harmless Purchaser and its Affiliates and its and their respective officers, directors, employees, and agents (“Purchaser Group”) from and against all Damages incurred or suffered by Purchaser Group:

(i)	caused by, arising out of, or resulting from Retained Obligations;

(ii)	caused by, arising out of, or resulting from Seller’s breach of any of Seller’s covenants or agreements contained in ARTICLE 6, or

(iii)	caused by, arising out of, or resulting from any breach of any representation or warranty made by Seller contained in ARTICLE 4 of this Agreement.

EVEN IF SUCH DAMAGES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), STRICT LIABILITY OR OTHER LEGAL FAULT OF ANY INDEMNIFIED PERSON, INVITEE, OR THIRD PERSON.

(c) Notwithstanding anything to the contrary contained in this Agreement, from and after Closing, this Section 8.1 shall contain the Parties’ exclusive remedies against each other with respect to breaches of the representations, warranties, covenants and agreements of the Parties contained in ARTICLE 4, ARTICLE 5 and ARTICLE 6. Except for the remedies contained in this Section 8.1, and any other remedies available to the Parties at law or in equity for breaches of provisions of this Agreement other than ARTICLE 4, ARTICLE 5 and ARTICLE 6, Seller and Purchaser each release, remise and forever discharge the other and its or their Affiliates and all such Parties’ officers, directors, employees, agents, advisors and representatives from any and all suits, legal or administrative proceedings, claims, demands, damages, losses, costs, liabilities, interest, or causes of action whatsoever, in law or in equity, known or unknown, which such Parties might now or subsequently may have, based on, relating to or arising out of this Agreement, Seller’s ownership, use or operation of the Assets, or the condition, quality, status or nature of the Assets, INCLUDING RIGHTS TO CONTRIBUTION UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, AS AMENDED, OR ANY OTHER ENVIRONMENTAL LAW, BREACHES OF STATUTORY OR IMPLIED WARRANTIES, NUISANCE OR OTHER TORT ACTIONS, RIGHTS TO PUNITIVE DAMAGES AND COMMON LAW RIGHTS OF CONTRIBUTION, AND RIGHTS UNDER INSURANCE MAINTAINED BY SELLER OR ANY PERSON WHO IS AN AFFILIATE OF SELLER, EVEN IF SUCH DAMAGES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), STRICT LIABILITY OR OTHER LEGAL FAULT OF ANY RELEASED PERSON.

(d) For the avoidance of doubt, this ARTICLE 8 shall not apply to the Purchase Price adjustments in Section 2.2, which are implemented pursuant to Section 7.4.

(e) “Damages”, for purposes of this ARTICLE 8, shall mean the amount of any actual liability, loss, cost, expense, claim, award or judgment incurred or suffered by any Indemnified Person arising out of or resulting from the indemnified matter, whether attributable to personal injury, illness or death, property damage, contract claims (including contractual indemnity claims), torts, or otherwise, including reasonable fees and expenses of attorneys, consultants, accountants or other agents and experts reasonably incident to matters indemnified against, and the costs of investigation and/or monitoring of such matters, and the costs of enforcement of the indemnity; provided, however, that no Indemnified Person shall be entitled to indemnification under this Section 8.1 for, and “Damages” shall not include, (i) loss of profits, whether direct or consequential, or other consequential damages suffered by the Party claiming indemnification, or any punitive damages (other than loss of profits, consequential damages or punitive damages suffered by Persons other than Indemnified Persons for which an Indemnified Person has been held liable) or (ii) any Taxes that may be assessed on payments made under this ARTICLE 8 or any Tax benefits to which the Indemnified Person may be entitled, and (iii) any liability, loss, cost, expense, claim, award or judgment to the extent (and only to the extent) such liability, loss, cost, expense, claim, award or judgment can be demonstrated to have been exacerbated by the actions or omissions of any Indemnified Person after the Closing Date.

(f) The indemnity of each Party provided in this Section 8.1 shall be for the benefit of and extend to the Seller Group and Purchaser Group, as applicable. Any claim for indemnity under this Section 8.1 by any member of the Seller or Purchaser Group other than a Party to this Agreement must be brought and administered by a Party to this Agreement. No Indemnified Person other than Seller and Purchaser shall have any rights against either Seller or Purchaser under the terms of this Section 8.1 except as may be exercised on its behalf by Purchaser or Seller, as applicable, pursuant to this Section 8.1(f). Seller and Purchaser may elect to exercise or not exercise indemnification rights under this Section 8.1(f) on behalf of the other Indemnified Persons affiliated with it in its sole discretion and shall have no liability to any such other Indemnified Person for any action or inaction under this Section 8.1(f).

(g) The Parties shall treat, for Tax purposes, any amounts paid under this ARTICLE 8 as an adjustment to the Purchase Price.

Section 8.2 Indemnification Actions. All claims for indemnification under Section 8.1 shall be asserted and resolved as follows:

(a) To make claim for indemnification under Section 8.1, an Indemnified Person shall notify the Indemnifying Person of its claim, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). In the event that the claim for indemnification is based upon a claim by a third Person against the Indemnified Person (a “Third Person Claim”), the Indemnified Person shall provide its Claim Notice promptly after the Indemnified Person has actual knowledge of the Third Person Claim and shall enclose a copy of all papers (if any) served with respect to the Third Person Claim; provided that the failure of any Indemnified Person to give notice of a Third Person Claim as provided in this Section 8.2(a) shall not relieve the Indemnifying Person of its obligations under Section 8.1 except to the extent such failure results in insufficient time being available to permit the Indemnifying Person to effectively defend against the Third Person Claim or otherwise prejudices the Indemnifying Person’s ability to defend against the Third Person Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant, or agreement, the Claim Notice shall specify the representation, warranty, covenant or agreement that was inaccurate or breached and the reasonably specific details of, and specific basis for, such asserted inaccuracy or breach.

(b) In the case of a claim for indemnification based upon a Third Person Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Person whether it admits or denies its obligation to defend the Indemnified Person against such Third Person Claim under this ARTICLE 8. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period regarding whether the Indemnifying Person admits or denies its obligation to defend the Indemnified Person, it shall be deemed to have denied its obligation to provide such indemnification hereunder. The Indemnified Person is authorized, prior to and during such thirty (30) day period, to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Person and that is not prejudicial to the Indemnifying Person.

(c) If the Indemnifying Person admits its obligation, it shall have the right and obligation to diligently defend, at its sole cost and expense, the Third Person Claim. The Indemnifying Person shall have full control of such defense and proceedings, including any compromise or settlement thereof The Indemnified Person agrees to cooperate in contesting any Third Person Claim which the Indemnifying Person elects to contest (provided, however, that the Indemnified Person shall not be required to bring any counterclaim or cross-complaint against any Person). The Indemnified Person may at its own expense participate in, but not control, any defense or settlement of any Third Person Claim controlled by the Indemnifying Person pursuant to this Section 8.2(c). An Indemnifying Person shall not, without the written consent of the Indemnified Person, such consent not to be unreasonably withheld, settle any Third Person Claim or consent to the entry of any judgment with respect thereto, that (i) does not result in a final, non-appealable resolution of the Indemnified Person’s liability with respect to the Third Person Claim (including, in the case of a settlement, an unconditional written release of the Indemnified Person from all further liability in respect of such Third Person Claim) or (ii) may materially and adversely affect the Indemnified Person (other than as a result of money damages covered by the indemnity).

(d) If the Indemnifying Person does not admit its obligation to defend the Indemnified Person against a Third Person Claim or admits its obligation but fails to diligently defend or settle the Third Person Claim, then the Indemnified Person shall have the right to defend against the Third Person Claim (at the sole cost and expense of the Indemnifying Person, if the Indemnified Person is entitled to indemnification hereunder) with counsel of the Indemnified Person’s choosing, subject to the right of the Indemnifying Person to admit its obligation to indemnify the Indemnified Person and assume the defense of the Third Person Claim at any time prior to settlement or final, non-appealable determination thereof. If the Indemnifying Person has not yet admitted its obligation to provide indemnification with respect to a Third Person Claim, the Indemnified Person shall send written notice to the Indemnifying Person of any proposed settlement and the Indemnifying Person shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its obligation to provide indemnification with respect to the Third Person Claim and (ii) if its obligation is so admitted, assume the defense of the Third Person Claim and reject the proposed settlement. If the Indemnified Person settles any Third Person Claim over the objection of the Indemnifying Person after the Indemnifying Person has timely admitted its obligation for indemnification in writing and assumed the defense of a Third Person Claim, the Indemnified Person shall be deemed to have waived any right to indemnity therefor.

(e) In the case of a claim for indemnification not based upon a Third Person Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to (i) cure the Damages complained of, (ii) admit its obligation to provide indemnification with respect to such Damages or (iii) dispute the claim for such Damages. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period that it has cured the Damages or that it disputes the claim for such Damages, the Indemnifying Person shall be conclusively deemed to have disputed the claim for indemnification hereunder.

(f) If a Party admits its obligation to defend a Third Person Claim as provided in Section 8.2(c). which Third Person Claim is unliquidated in amount, but subject to the possibility that the other Party would not be entitled to indemnification for any Damages, liability, loss, cost, expense, claim, award, judgment, or other losses incurred or suffered by such Party due solely to the limitations set forth in Section 8.3(c) with respect to the amount of such Third Person Claim, such Party shall nevertheless have the right and obligation to defend against such Third Person Claim, subject to the indemnification obligations of such Party set forth in this ARTICLE 8; provided, however, that if, upon final, non-appealable liquidation of the amount of such Third Person Claim, the Party defending such Third Person Claim would not have had the obligation to defend such Third Person Claim due solely to the limitations set forth in Section 8.3(c) with respect to the amount of such Third Person Claim, the Party defending such Third Person Claim shall be entitled to reimbursement of all reasonable costs and expenses incurred with respect to the defense of such Third Person Claim.

Section 8.3 Limitation on Actions.

(a) The representations and warranties of the Parties in ARTICLE 4 (excluding Section 4.1 through Section 4.5, Section 4.11, and Section 4.12) and ARTICLE 5 (excluding Section 5.1 through Section 5.6) and the covenants and agreements of the Parties in ARTICLE 6 (excluding Section 6.1, Section 6.2, Section 6.3, and Section 6.8) shall survive Closing for a period of three (3) months from the Closing Date (unless a shorter period is expressly provided within the applicable section). The representations and warranties of Seller in Section 4.12 shall survive Closing until the date that is sixty (60) days after the end of the applicable statute of limitations period (including any extensions thereof). The remainder of this Agreement shall survive Closing without time limit except as may otherwise be expressly provided herein. Representations, warranties, covenants and agreements shall be of no further force and effect after the date of their expiration, provided that there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant or agreement prior to its expiration date.

(b) The indemnities in Section 8.1 (a)(ii), Section 8.l (a)(iii), Section 8.l (b)(ii), and Section 8.l (b) (iii) shall terminate as of the termination date of each respective representation, warranty, covenant or agreement that is subject to indemnification thereunder, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date. The indemnity in Section 8. l (a) (i) shall continue without time limit and the indemnity in Section 8.l (b)(i) shall survive Closing without time limit.

(c) Seller shall not have any liability for any indemnification under Section 8.l (b) for any Damages with respect to any occurrence, claim, award, or judgment until the aggregate Damages for which the applicable Claim Notices delivered by Purchaser exceed two and one half percent (2.5%) of the Purchase Price, and then only to the extent such Damages exceed two and one half percent (2.5%) of the Purchase Price, and subject to the other limitations contained herein. Notwithstanding the preceding, (i) the limitations in this Section 8.3 (c) shall only apply in the case of Section 8.l (b)(ii) to covenants performed (or required to be performed) prior to Closing and (ii) the limitations in this Section 8.3 (c) shall not apply in the case of Section 8.l (b)(iii) to breaches of Seller’s representations in Section 4.1 through Section 4.3, Section 4.4(i), Section 4.5, Section 4.11 or Section 4.12. In addition, none of the limitations set forth in this Section 8.3 (c) shall apply to any Damages which are Property Costs.

(d) Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller shall not be required to indemnify Purchaser under this ARTICLE 8 for aggregate Damages in excess of ten percent (10%) of the Purchase Price. Notwithstanding the preceding, (i) the limitations in this Section 8.3(d) shall only apply in the case of Section 8.l (b)(ii) to covenants performed (or required to be performed) prior to Closing and (ii) the limitations in this Section 8.3(d) shall not apply in the case of Section 8.l (b)(i) and Section 8.l (b)(iii) to breaches of Seller’s representations in Section 4.1 through Section 4.3, Section 4.4(i), Section 4.5, Section 4.11 or Section 4.12.

(e) The amount of any Damages for which an Indemnified Person is entitled to indemnity under this ARTICLE 8 shall be reduced by the amount of insurance proceeds actually received by the Indemnified Person or its Affiliates with respect to such Damages (net of any collection costs, and excluding the proceeds of any insurance policy issued or underwritten by the Indemnified Person or its Affiliates).

(f) In no event shall any Indemnified Person be entitled to duplicate compensation with respect to the same Damage, liability, loss, cost, expense, claim, award or judgment under more than one provision of this Agreement and the various documents delivered in connection with Closing.

ARTICLE 9
MISCELLANEOUS

Section 9.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.

Section 9.2 Notice. All notices which are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing, in English and delivered personally, by nationally recognized courier, or by registered or certified mail, postage prepaid, as follows:

If to Seller:

Kinder Morgan CO2 Company LLC
1001 Louisiana St., Suite 1000

Houston, Texas 77002
Attn: General Counsel

With a copy to:

Bracewell LLP

711 Louisiana Street, Suite 2300

Houston, Texas 77002
Attn: James McAnelly III

If to Purchaser:

Plateau Carbon, LLC
4531 Park Lane

Dallas, TX 75220
Attn: Steven Looper

Either Party may change its address for notice by notice to the other in the manner set forth above. All notices shall be deemed to have been duly given at the time of receipt by the Party to which such notice is addressed.

Section 9.3 Sales or Use Tax, Recording Fees and Similar Taxes and Fees. Purchaser shall bear any sales, use, excise, real property transfer or gain, gross receipts, goods and services, registration, capital, documentary, stamp or transfer Taxes, recording fees and similar Taxes and fees incurred and imposed upon, or with respect to, the property transfers or other transactions contemplated hereby. If such transfers or transactions are exempt from any such taxes or fees upon the filing of an appropriate certificate or other evidence of exemption, Purchaser will timely furnish to Seller such certificate or evidence.

Section 9.4 Expenses. Except as provided in Section 7.4(a) and Section 9.3 all expenses incurred by Seller in connection with or related to the authorization, preparation or execution of this Agreement, the documents delivered hereunder and the Exhibits and Schedules hereto and thereto, and all other matters related to Closing, including all fees and expenses of counsel, accountants, brokers and financial advisers employed by Seller, shall be borne solely and entirely by Seller, and all such expenses incurred by Purchaser shall be borne solely and entirely by Purchaser.

Section 9.5 Governing Law. This Agreement and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws otherwise applicable to such determinations except that the various counterparts of the Assignment and Bill of Sale delivered hereunder shall be governed by the laws of the state in which the transferred Assets are located.

Section 9.6 Venue; Waiver of Jury Trial. With respect to any suit, action or proceeding relating to this Agreement (a “Proceeding”), each Party irrevocably submits to the exclusive jurisdiction of the State and Federal Courts located in Harris County, Texas and any appellate court therefrom, and waives any objection to the laying of venue of any Proceeding brought in any such court, and waives any claim that any Proceeding has been brought in an inconvenient forum. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.7 Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

Section 9.8 Waivers. Any failure by any Party or Parties to comply with any of its or their obligations, agreements or conditions herein contained may be waived by the Party or Parties to whom such compliance is owed by an instrument signed by such Party or Parties and expressly identified as a waiver, but not in any other manner. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 9.9 Assignment. No Party shall assign all or any part of this Agreement, nor shall any Party assign or delegate any of its rights or duties hereunder, without the prior written consent of the other Party and any assignment or delegation made without such consent shall be void. Notwithstanding the prior sentence, after date of the final purchase price adjustment made in accordance with Section 7.4(a), either Party may assign its interest in this Agreement to a wholly-owned Affiliate of the ultimate parent company of such Party without the prior written consent of the other Party; provided that, if the transferee Affiliate ceases to be a wholly-owned Affiliate of the ultimate parent company of the original Party, such transferee Affiliate shall immediately assign its interest in this Agreement to a wholly-owned Affiliate of the ultimate parent company of the original Party. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

Section 9.10 Entire Agreement. This Agreement and the documents to be executed hereunder and the Exhibits and Schedules attached hereto and, until Closing, the Confidentiality Agreement, constitute the entire agreement between the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

Section 9.11 Amendment. This Agreement may be amended or modified only by an agreement in writing executed by all Parties and expressly identified as an amendment or modification.

Section 9.12 No Third-Party Beneficiaries. Nothing in this Agreement shall entitle any Person other than Purchaser and Seller to any claims, cause of action, remedy or right of any kind, except the rights expressly provided in Section 8.1(f) to the Persons described in therein.

Section 9.13 References. In this Agreement:

(a) References to any gender includes a reference to all other genders;

(b) References to the singular includes the plural, and vice versa;

(c) Reference to any Article or Section means an Article or Section of this Agreement;

(d) Reference to any Exhibit or Schedule means an Exhibit or Schedule to this Agreement, all of which are incorporated into and made a part of this Agreement;

(e) Unless expressly provided to the contrary, “hereunder”, “hereof”, “herein” and words of similar import are references to this Agreement as a whole and not any particular Section or other provision of this Agreement; and

(f) “Include” and “including” shall mean include or including without limiting the generality of the description preceding such term.

Section 9.14 Construction. Purchaser is a party capable of making such investigation, inspection, review and evaluation of the Assets as a prudent purchaser would deem appropriate under the circumstances including with respect to all matters relating to the Assets, their value, operation and suitability. Seller and Purchaser have had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This Agreement is the result of arm’s-length negotiations from equal bargaining positions. Based on the foregoing, any rule of construction that a contract be construed against the drafter shall not apply to the interpretation or construction of this Agreement.

Section 9.15 Severability. If any clause or provision of this Agreement is illegal, invalid or unenforceable under present or future law or public policy, the remainder of this Agreement will not be affected thereby so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner that is materially adverse to any Party. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provisions as is possible to make such provision legal, valid and enforceable.

Section 9.16 Limitation on Damages. Notwithstanding anything to the contrary contained herein, except in connection with (i) any Party’s breach of Section 6.3 and (ii) any such damages claimed by Persons other than the Parties or their Affiliates for which indemnification is available under the terms of this Agreement, none of Purchaser, Seller or any of its respective Affiliates shall be entitled to consequential, punitive or exemplary damages in connection with this Agreement and the transactions contemplated hereby and, except as otherwise provided in this sentence, Purchaser and Seller, each for itself and on behalf of its Affiliates, hereby expressly waive any right to consequential, punitive or exemplary damages in connection with this Agreement and the transactions contemplated hereby.

Section 9.17 Time Period. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties hereto on the date first above written.

SELLER:

KINDER MORGAN CO2 COMPANY LLC

By:	/s/ Jesse Arenivas
Name:	Jesse Arenivas
Title:	President

[Signature Page to Purchase and Sale Agreement]

PURCHASER:

PLATEAU CARBON, LLC

By:	/s/ Steven E. Looper
Name:	Steven E. Looper
Title:	Managing Member

[Signature Page to Purchase and Sale Agreement]

ANNEX 1
DEFINITIONS

“Accounting Arbitrator” has the meaning set forth in Section 7.4(a).

“Adjustment Period” means the time period from the Effective Time until the Closing Date.

“Affiliate” with respect to any Person, means any person that directly or indirectly controls, is controlled by or is under common control with such Person, with control in such context meaning the ability to direct the management and policies of a Person through ownership of voting shares or other equity rights, pursuant to a written agreement, or otherwise.

“Agreed Rate” means the lesser of (i) six percent (6%) and (ii) the maximum rate allowed by applicable Law.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“A1located Value” has the meaning set forth in Section 2.3.

“Assets” has the meaning set forth in Section 1.2.

“Asset Taxes” means all ad valorem, property, severance, production and similar taxes attributable to the ownership of the Assets or production of Substances attributable to the Assets, but excluding, without limitation, Taxes based upon income, profits or capital gains and franchise Taxes.

“Assignment and Bill of Sale” means the Assignment and Bill of Sale between Purchaser and Seller, dated as of the date hereof, substantially in the form attached as Exhibit B.

“Assumed Obligations” has the meaning set forth in Section 6.1.

“BLM” means the United States Bureau of Land Management.

“Business Day” means each calendar day except Saturdays, Sundays, and Federal holidays.

“Claim Notice” has the meaning set forth in Section 8.2(a).

“Closing” has the meaning set forth in Section 7.1.

“Closing Date” has the meaning set forth in the preamble of this Agreement.

“Closing Payment” has the meaning set forth in Section 2.1.

“CO2” has the meaning set forth in Section 1.2(a).

“Code” has the meaning set forth in Section 2.3.

ANNEX 1-1

“Confidentiality Agreement” means the Confidentiality Agreement, dated August 26, 2020, between Purchaser and Seller.

“Contracts” has the meaning set forth in Section 1.2(e).

“Damages” has the meaning set forth in Section 8.1(e).

“Effective Time” has the meaning set forth in Section 1.4(a).

“Environmental Laws” means any Law relating to the environment, health and safety, hazardous materials (including the use, handling, transportation, production, disposal, discharge or storage thereof) protection of plants, animals and other natural resources, industrial hygiene, the environmental conditions on, under, or about any of the Properties, including soil, groundwater, surface water and indoor and ambient air conditions or the reporting or remediation of environmental contamination and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1471 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j; the Rivers and Harbors Act of 1899; the Superfund Amendments and Reauthorization Act of 1986; the Hazardous and Solid Waste Amendments Act of 1984; and the Occupational Safety and Health Act; as any of the foregoing may be amended and any other Law whose purpose is to conserve or protect human health, the environment, wildlife or natural resources.

“Equipment” has the meaning set forth in Section l .2(d).

“Excluded Assets” has the meaning set forth in Section 1.3.

“Excluded Records” has the meaning set forth in Section 1.2(k).

“Governmental Body” means any federal, state, local, municipal, or other government, and any governmental, regulatory or administrative agency, commission, body, or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; and any court or governmental tribunal.

“Indemnified Person” when used in connection with particular Damages shall mean the Person or Persons having the right to be indemnified with respect to such Damages by another Person or Persons pursuant to ARTICLE 8.

“Indemnifying Person” when used in connection with particular Damages shall mean the Person or Persons having an obligation to indemnify another Person or Persons with respect to such Damages pursuant to ARTICLE 8.

“Laws” means all statutes, rules, regulations, ordinances, orders, decrees, requirements, judgments and codes of Governmental Bodies.

ANNEX 1-2

“Leases” has the meaning set forth in Section 1.2(a).

“Material Adverse Effect” means any defect, condition, change, or effect on the ownership, operation, or financial condition of the Assets that, when taken together with all such defects, conditions, changes, or effects arising out of the same event or occurrence, has a material adverse effect on the value, use, ownership, operation, or development of the Assets, taken as a whole (whether by Seller, any applicable third-Person operator, or otherwise) or prevents the consummation and material performance by Seller of the transactions contemplated hereby (taken as a whole); provided, however, that none of the following shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: any adverse change, event, development, or effect arising from or relating to: (a) general business, economic or industry conditions, including such conditions affecting the business or operations of Seller except to the extent materially disproportionally impacting or affecting the Assets; (b) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment, or personnel of the United States except to the extent materially disproportionately impacting or effecting the Assets (physically or otherwise); (c) financial, banking, commodities, products, or securities markets (including any disruption thereof and any decline in the price of any commodity, product, security or any market index) except to the extent materially disproportionally affecting the Assets; (d) depreciation of any Assets that constitute personal property through ordinary wear and tear; (e) changes in GAAP; (f) changes in Laws, orders, or other binding directives issued by any Governmental Body that are not specifically applicable to the Assets and/or Seller as a party in interest, and do not materially disproportionately affect the Assets; or (g) the taking of any action permitted pursuant to this Agreement or the other transaction documents.

“Material Required Consent” means any consent, approval, or authorization of Governmental Bodies and third parties required to be obtained by Seller before the Closing to permit the transfer of the Assets to Purchaser, excluding the Post-Closing Consents, as described on Schedule 4.9.

“ORRI” has the meaning set forth in Section 2.4.

“ORRI Conveyance” means the Assignment of Term Overriding Royalty Interest from Purchaser to Seller, dated as of the date hereof, substantially in the form attached as Exhibit C.

“Party” and “Parties” have the meanings set forth in the preamble of this Agreement.

“PATO Warranty Deeds” means (i) the Warranty Deed dated April 15, 2008 from PATO Construction LLC to Ridgeway Arizona Oil Corporation and (ii) the Special Warranty Deed dated January 31, 2012 from Ridgeway Arizona Oil Corp. to Seller.

“Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Body or any other entity.

ANNEX 1-3

“Post-Closing Consents” has the meaning set forth in Section 3.1(a).

“Property” has the meaning set forth in Section l.2(c).

“Property Costs” has the meaning set forth in Section 1.4(e).

“Purchase Price” has the meaning set forth in Section 2.1.

“Purchaser” has the meaning set forth in the preamble of this Agreement.

“Records” has the meaning set forth in Section l.2(k).

“Retained Obligations” has the meaning set forth in Section 6.2.

“Seller” has the meaning set forth in the preamble of this Agreement.

“Substances” means crude oil, gas, casinghead gas, condensate, natural gas liquids, and other gaseous or liquid hydrocarbons (including, without limitation, ethane, propane, iso-butane, nor-butane, gasoline, and scrubber liquids) of any type and chemical composition, CO2, helium and other substances, in each case to the extent covered by the terms of the Leases.

“Taxes” means all federal, state, local, and foreign income, profits, franchise, sales, use, ad valorem, property, severance, production, excise, stamp, documentary, real property transfer or gain, gross receipts, goods and services, registration, capital, transfer, or withholding taxes or other assessments, duties, fees or charges imposed by any Governmental Body, including any interest, penalties, or additional amounts which may be imposed with respect thereto.

“Third Person Claim” has the meaning set forth in Section 8.2(a).

“Unit Agreement” has the meaning set forth in Section 4.6(a).

“Wells” has the meaning set forth in Section 1.2(b).

ANNEX 1-4

EXHIBIT A-1

LEASES

Exhibit A-1-1

Legal Descriptions - State Lands	Number of Acres	Lease Number / ID	Lease Date	Lease Expiration Date	Override	Working Interest
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 7: Lots 1-4, E2W2	311.88		1/17/2012	1/16/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 18: Lot 1, E2NE, NWNE, E2NW	248.63		1/17/2012	1/16/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 5: Lots 3 and 4, S2NW, SW	321.88		2/13/2012	2/12/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 18: E2W2, E2 Section 19: E2W2, E2 Section 28: W2, SWSE, N2SE	1400		3/17/2017	3/16/2022	Flint Chancellor or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 20: SWNE, NW, S2, NENE, NWNE, SENE Section 29: N2, SE, SW Section 30: NE, Lots 1-4, E2W2, SE	1920		7/31/2017	7/30/2022	Dan Snow or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 3: Lot 4, SWNW, SW, W2SE Section 4: Lots 1-4, S2N2, S2 Section 8: E2 Section 9: All Section 10: W2W2	2081.6		7/31/2017	7/30/2022	Dan Snow or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 13: N2, N2SE, N2SW, SESW, S2SE Section 23: All Section 24: W2, SE Section 25: E2, W2	2360		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 17: N2, N2S2, SESE, S2SW, SWSE Section 18: Lots 1-4, NE, E2NW, NESW, N2SE, SESW, S2SE Section 19: Lots 1-4, E2W2, E2	1923.62		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 5: Lots 1-4, S2N2, S2 Section 6: Lots 1-7, S2NE, SENW, E2SW, SE Section 7: Lots 1-4, E2W2, E2 Section 8: W2	2241.59		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 3: Lots 1-4, S2N2, S2 Section 4: Ltos 1-4, S2N2, S2 Section 10: ALL	1935.15		7/31/2017	7/30/2022	Flint Chancellor or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 7: Lots 1-4, E2W2, E2 Section 8: All Section 17: All	1953.28		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 9: All	640		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 22: All	640		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 10: N2, SW, N2SE, SWSE	600		7/31/2017	7/30/2022	Lisa Gray or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 12: E2 Section 23: E2, NW, E2SW, SWSW Section 24: SW Section 25: E2E2, SW	1400		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 21: E2NE, W2E2, W2	1960		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%

Exhibit A-1-2

Section 22: N2, E2SW, SWSW, SE Section 27: N2, SE Section 36: N2						
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 12: All	640		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 1: Lots 1-4, S2N2, S2 Section 2: Lots 1-4, S2N2, S2	1289.18		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 26: N2, N2S2, M&B in S2S2 Section 35: M&B in NE	688.18		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 12: N2	320		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 14: N2, SESE, S2SW, SWSE Section 15: N2, SESE Section 26: N2, SW	1320		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 28: NW2N2	160		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 30: E2SW, SE Lots 3 and 4 Section 31: Lots 1 and 2, NE, E2NW Section 32: NW Section 33: S2	1111.91		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 1: Lots 1-4, S2N2, S2 Section 2: Lots 1-4, S2N2, S2	1282.24		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 8: N2 Section 9: W2	640		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 27: Lots 1-4, W2E2, W2	522.08		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 2: Lots 1-4, S2N2, S2 Section 15: S2	953.44		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 9: All Section 10: W2W2	800		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 31: Lots 1-4 E2W2, E2 Section 34: Lots 1-4, W2E2, W2	1164.4		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 22: All Section 36: All	1280		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 28: All Section 29: All Section 32: All Section 33: All	2560		7/31/2017	7/30/2022	Lisa Gray or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 14: All	640		7/31/2017	7/30/2022	Fred Allison or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 7: Lots 1-4, E2W2, E2	1273.6		7/31/2017	7/30/2022	Dan Snow or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%

Exhibit A-1-3

Section 8: All						
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 22: All Section 23: All Section 26: SE Section 36: All	2080		7/31/2017	7/30/2022	Dan Snow or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 30: Lots 1-4, E2W2, E2	636.22		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 11: W2 Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 29: All Section 32: E2, NW, N2SW, S2SW	1600		11/15/17	11/14/22	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 1: Lots 1-4, S2N2, S2 Section 2: Lots 1-4, S2N2, S2 Section 11: E2 Section 12: All	2248.54		11/15/17	11/14/22	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 29: All Section 30: Lots 1-4, E2, E2W2 Section 31: Lots 1-4, E2, E2W2	1915.28		2/1/18	1/31/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 18: Lots 1-4, E2, E2W2 Section 19: Lots 1-4, E2, E2W2 Section 20: All	1907.28		2/1/18	1/31/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County, Arizona Section 30: Lots 1 and 2, NE, E2NW	316.08		2/1/18	1/31/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County, Arizona Section 11: SESW, SE Section 25: NENE, S2NE, S2 Section 33: W2NE, W2, NWSE, S2SE	1160		2/1/18	1/31/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 28 East, Gila and Salt River Meridian, Apache County Arizona Section 2: All Section 12: All Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 18: Lots 1-4, E2W2, E2 Section 20: N2, N2SW, SESW, SE	2546.2		10/16/18	10/15/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 28: N2 Section 34: NE4	480		10/16/18	10/15/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 30: All	622.5		10/16/18	10/15/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 13: SWSW Section 24: NE	200		1/21/14	1/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 19: Lots 1-4, E2, E2W2 Section 20: W2SW, E2SW Section 29: W2W2, E2W2, E2 Section 30: NE, E2NW, Lots 1 and 2 Section 31: Lots 3 and 4, E2SW, SE	2064.13		2/13/19	2/12/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 27: N2 Section 28: SE2N2, S2 Section 32: NE, S2 Section 33: N2	2400		2/13/19	2/12/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%

Exhibit A-1-4

Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 13: S2 Section 24: N2, SE						
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 35: All	640		2/18/14	2/17/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 19: Lots 1-4, E2W2, E2 Section 27: Lot 1, NWNE, N2NW, SWNW, W2SE, SW Section 28: All Section 29: All	2322.14		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 15: Lots 1-4, W2E2, W2 Section 20: All Section 21: All Section 22: Lots 1-4, W/2E/2, W/2	2338.62		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 7: Lots 1-4, E2W2, E2 Section 16: All Section 17: All Section 18: Lots 1-4, E2W2, E2	2537.63		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 3: Lots 1-7, SWNE, S2NW, SW, W2SE Section 8: All Section 9: All Section 10: Lots 1-4, W2E2, W2	2357.8		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 4: Lots 1-4, S2N2, S2 Section 5: Lots 1-4, S2N2, S2 Section 6: Lots 1-7, S2NE, SENW, E2SW, SE Township 12 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 32: All	2574.82		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 16: All	640		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 31: Lots 1 and 2, E2NW, NE Section 32: All Section 33: All Sectcion 34: W2W2	1757.68		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 21: All	640		7/24/19	7/23/24		Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 17: All Section 18: Lots 1-4, E2W2, E2 Section 20: W2NW, E2, E2NW Section 21: All	2393.62		8/7/19	8/6/24	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 1: Lots 1-4, S2N2, S2 Section 2: Lots 1 and 2, S2NE, SE	959.68		7/21/14	7/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 4: SE, SW Section 5: Lots 1-4, S2NW, SW, S2NE, SE Section 6: Lots 1-7, S2NE, SENW, E2SW, SE Section 7: E2 Section 8: SENE, W2, SE	2443.9		7/21/14	7/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona	960		7/21/14	7/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%

Exhibit A-1-5

Section 21: All Section 26: N2						
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 9: All Section 15: W2, SE Section 16: All Section 17: All	2400		7/21/14	7/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 20: N2NE, SENE, N2SE, SWSE Section 22: All Section 27: N2, N2SW, NWSE Section 28: NE	1480		8/19/19	8/18/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 26: M&B in S2S2, Closed-TEP	62.38		12/17/14	12/16/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 3: Lots 1,2,3,5,6,7, SWNE, SENW Section 10: Lots 1-4, W2E2, E2W2 Section 15: Lots 1-4, W2NE Section 22: Lots 3 and 4, SESW, SWSE Section 27: Lots 1-3, W2NE, NENW, NWSE	1012.98		6/22/15	6/21/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 34: All Section 35: NW, S2	1120		6/22/15	6/21/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 21: All Section 27: W2, SE Section 28: All Section 29: All	2400		6/22/15	6/21/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 24: All	640		6/22/15	6/21/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 21: E2SE Section 22: NWSW Section 23: NWSW	160		6/22/15	6/21/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 6: Lots 1-7, S2NE, SENW, E2SW, SE Section 7: Lots 1-4, E2, E2W2 Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 31: Lots 1-4, E2W2, E2 Section 32: All	2527.41		9/8/15	9/7/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 5: Lots 1-4, S2N2, S2	642.78	* Need Rider from ASLD for 2nd 5-year term of lease	2/1/16	1/31/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 28 East, Gila and Salt River Meridian, Apache County Arizona Section 1: Lots 1-4, S2N2, S2 Township 12 North, Range 28 East, Gila and Salt River Meridian, Apache County Arizona Section 24: All Section 26: All Section 36: All	2559.66	New Lease Application:	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 25: N2, SW, N2SE, S2SE Section 36: All Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 30: Lots 1-4, E2W2, E2	1905.54	New Lease Application:	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona	2440.64	New Lease Application:	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%

Exhibit A-1-6

Section 30: Lots 1-4, E2W2, E2 Section 32: W2, W2E2 Section 33: N2, E2SW, SE, W2SW Section 34: All		[illegible]				
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 16: All Section 22: All Section 23: All Section 26: All	2560	[illegible] New Lease Application: [illegible]	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 8: All Section 10: All Section 12: E2NW, N2S2, SWSW Section 14: All	2200	[illegible] New Lease Application: [illegible]	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 6: Lots 1-7, S2NE, SENW, E2SW, SW Section 12: W2	1003.84	[illegible] New Lease Application: [illegible]	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 2: Lots 3 and 4, S2NW, SW Section 3: Lots 1-4, S2N2, S2 Section 4: Lots 1 and 2, S2NE, N2SE, SESE Section 10: All Section 11: All	2525.96	[illegible] New Lease Application: [illegible]	3/9/11	3/8/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 8: S2S2 Section 19: Lots 2,3,4, S2NE, SENW, E2SW, SE Section 20: S2N2, S2	1108.36	[illegible] * Need Rider from ASLD for 2nd 5-year term of lease	2/22/16	2/21/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 24: All Section 25: All	1280	[illegible] * Need Rider from ASLD for 2nd 5-year term of lease	2/22/16	2/21/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 32: E2E2	160	[illegible] * Need Rider from ASLD for 2nd 5-year term of lease	2/22/16	2/21/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 19: Lot 1, N2NE, NENW Section 20: N2N2 Section 33: All ***Not yet committed to Unit**	955.8	[illegible]	9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 4: Lot 3, SENW Section 9: NENE, S2NE, W2, SE Section 13: N2 Section 15: All Section 16: All ***Not yet committed to Unit**	2280.4	[illegible]	9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 13: All Section 24: All Section 36: All Section 34: SWNE, NWSE, S2SE Section 35: NESE, S2S2 ***Not yet committed to Unit**	2280	[illegible]	9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 4: Lots 1 and 2, S2NE Section 10: SESE Section 15: NE Section 18: Lots 1-4 Section 19: Lots 1-4 Section 20: N2NW, SWNW, SW ***Not yet committed to Unit**	944.66	[illegible]	9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona	2431.26	[illegible]	9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%

Exhibit A-1-7

Section 15: Lots 1-4, W2, W2E2 Section 16: All Section 17: All Section 18: Lots 1-4, E2W2, E2 ***Not yet committed to Unit**						
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 3: Lots 3 and 4, SWNW, W2SW Section 4: Lots 1-4, S2N2, S2 Section 5: Lots 1-4, S2N2, S2 Section 6: Lots 5,6,7, S2NE, SE, SENW, E2SW ***Not yet committed to Unit**	1955.74		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 19: Lots 1-4, E2W2, E2 Section 20: All Section 21: All Section 22: SENW, Lots 1-4, W2E2, NENW, W2NW, SW ***Not yet committed to Unit**	2433.56		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 30: Lots 3 and 4, E2SW, SE ***Not yet committed to Unit**	316.62		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
TOTAL STATE ACREAGE	125112.37					
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 1: All Section 3: All Section 4: All Section 5: All Section 8: All Section 9: All Section 10: All	4446.14	Prize Energy Resources, L.P.	12/15/10	12/14/2011 (Held by Unit)		Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 11: All Section 12: All Section 13: All Section 14: All Section 15: N2 Section 24: All Section 25: All	4160	Prize Energy Resources, L.P.	12/15/10	12/14/2011 (Held by Unit)		Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 26: SE Section 34: N2, SE Section 35: All Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 3: All Section 11: N2, N2SW, SWSW Section 26: E2SE Section 27: S2SW, SWSE Section 28: SESE Section 33: E2NE, NESE Section 34: SENE, W2, NESE, NWNE Section 35: NENE, S2N2, N2SW, NWSE Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 6: Lots 1-4 Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 4: SWSW Section 5: Lot 2, S2NE, SE	3960.8	Prize Energy Resources, L.P.	12/15/10	12/14/2011 (Held by Unit)		Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 26: N2, SW Section 27: S2 Section 34: All Section 35: All Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 27: Lots 2,3,4, SWNE, SENW Section 31: Lots 3 and 4, E2SW, SE Section 34: Lots 1-4, W2E2, E2W2	4640.13	Prize Energy Resources, L.P.	12/15/10	12/14/2011 (Held by Unit)		Kinder Morgan CO2 Company, L.P. 100%

Exhibit A-1-8

Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 20: E2NE, SWNE, SENW, NESE, W2SE, SWSW Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 12: NE, S2 Section 26: S2NW, N2SW, SE Section 27: NE Section 35: NE Township 12 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 7: NE, SESW, N2SE, SWSE						
TOTAL PRIZE ACREAGE	**17207.07**					
Township 12 North, Range 28 East, Gila and Salt River Meridian, Apache County Arizona Section 25: All Section 35: All Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 7: All Section 9: All less & except the following: Beginning at the northeast of section 9, 12N, 29E, thence S 2,310 feet, more or less, to the center line of the SJ-Salt Lake Rd., thence in the NW direction along center line of said road to the W line of section 9, thence N 160 feet, more or less, to the northwest corner of section 9, thence E along the section line to the point of beginning; it being that portion of section 9 that is N of SJ-Salt Lake Rd, containing 140 acres more or less Section 11: All Section 13: All Section 15: All Section 17: All Section 19: Lots 1-4, S2W2, E2 Section 20: N2NW, SWNW, NWNE, E2SW, NWSW Section 29: All Section 31: Lots 1-4, E2W2, E2 Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 8: N2NE, SWNE	7743.5	Toni Kay Wanic 2007-010377 2009-003402 Amend	9/4/07	9/3/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Nicala Romney Amend	9/30/07	9/29/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Louise H. Platt & Patrice Rodriguez 2008-001461 2011-005605 Amend	11/6/07	11/5/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Plateau Partnership Amend	9/17/07	9/16/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Silvia G. Westover 2007-010667	10/23/07	10/22/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Paul Greer 2007-010509 2009-013404 Amend	10/25/07	10/24/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Phillip Greer 2008-001460	11/6/07	11/5/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Mitchell D. Platt 2009-003400	4/2/09	4/1/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Warren E. Platt 2009-003398	3/31/09	3/30/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 25: NW, W2E2	240	Voigt & Lori LeSueur Rev. Living Trust	10/1/07	9/30/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 4: Lot 4, SWNW, SESW, SWSE, N2SW Section 5: Lot 1 Section 9: NWNE	320.05	Iris Platt	8/27/07	8/26/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Loreen DeWitt	8/28/07	8/27/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Patricia Dickson 2007-010367	9/19/07	9/18/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Karen Hess 2007-010368	8/27/07	8/26/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Irvin A. Platt 2007-010373	9/11/07	9/10/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		William V. Platt 2007-010374	8/18/07	8/17/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Rauna Rae Benson	9/14/07	9/13/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Helen Workman 2007-010668	10/26/07	10/25/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Gary L. Platt 2007-010666	10/29/07	10/28/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Franklin Jeffery Platt 2008-001462	11/28/07	11/27/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Randolph P. Platt 2007-010510	10/25/07	10/24/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		William Lester Platt III 2007-010511	10/23/07	10/22/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Julie Platt Gardner 2008-001459	11/21/07	11/20/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Rodney B. Platt	10/27/07	10/26/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 26: W2SE, SW	480	Larry Roy Ransom 2007-010375	10/5/07	10/4/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Randy Bryan Ransom	10/12/07	10/11/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%

Exhibit A-1-9

Section 27: E2SE		Mrs. Leo B Merrill 2007-010370	9/18/07	9/17/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Section 34: NENE		Marlene Bowers 2008-001458	11/26/07	11/25/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Section 35: N2NW, NWNE		Fred Merrill 2008-001463	10/30/07	10/29/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Fonda Brown	10/30/07	10/29/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Brenda Merrill 2008-001457	10/29/07	10/28/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%

TOTAL OTHER PRIVATE ACREAGE 8783.55
TOTAL PRIVATE LEASES 25990.62

Irrespective of whether accurately described herein, the transactions contemplated hereby shall include all lands covered by the Leases enumerated herein, together with all amendments, ratifications, renewals, corrections and/or modifications of said Leases.

Arizona Fee Acreage

A tract of land consisting of approximately 36.59 acres in Elk Valley Ranch, Unit II, Exception H, part of Sections 3, 4, and 10, Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona, being the same land as described in that certain Special Warranty Deed dated effective January 31, 2012 from Ridgeway Arizona Oil Corp. to Kinder Morgan CO2 Company, L.P., recorded under Reception No. of the Official Property Records of Apache County, Arizona.
(Apache County Assessor's Office Parcel Identification: Parcel # , Assessor's Account # R0022063).

Elaine Rogers Roadway Easement

Roadway Easement dated 11/12/2014 by and between B. Elaine Rogers and Kinder Morgan CO2 Company, L.P., recorded under Reception No. of the Official Property Records of Apache County, Arizona, covering an easement across 160 acres of land, more or less, said 160 acres being the N2S2 of Section 14, Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona.

George Geisler, Jr. Right-of-way and Easement Agreement *

Right-of-way and Easement Agreement dated effective 1/1/2013 by and between George Geisler, Jr. and Donna Geisler, as Grantor, and Kinder Morgan CO2 Company, L.P., as Grantee, recorded under Reception No. of the Official Property Records of Apache County, Arizona, covering an easement across the E2 of Section 3 and the NE4 of Section 10, Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona.

* Term of Agreement shall be for 10 years from the effective date (terminates 1/1/2023), but Grantee shall have the option of extending the term for subsequent 10-year periods upon payment to Grantee as specified in the Agreement.

Exhibit A-1-10

EXHIBIT A-2

WELLS

#	Well Name	Lease	State	Spud Date	Permit #	API
1	12-34-29x	13-115708	AZ	2/21/2008	954	02-001-20347
2	12-32-31	13-120810	AZ	4/26/2007	947	02-001-20340
3	12-31-30x	13-118435	AZ	3/15/2008	957	02-001-20350
4	12-31-30	13-118435	AZ	2/27/2008	956	02-001-20349
5	12-22-29	13-115709	AZ	11/2/2010	991	02-001-20375
6	11-30-30x	13-120675	AZ	8/2/2014	1191	02-001-20491
7	11-29-31x	13-120810	AZ	3/13/2008	955	02-001-20348
8	11-29-31	13-120810	AZ	1/11/2008	943	02-001-20336
9	11-25-30	Prize	AZ	11/3/2012	1083	02-001-20428
10	11-12-29	13-119620	AZ	5/30/2014	1186	02-001-20488
11	11-8-30	Prize	AZ	10/27/2014	1193	02-001-20493
12	11-6-31	13-120805	AZ	4/27/2007	939	02-001-20332
13	10-31-31	13-119634	AZ	3/8/2013	951	02-001-20344
14	10-29-31	13-119636	AZ	3/10/2008	959	02-001-20352
15	10-27-31	13-119631	AZ	8/13/2014	1192	02-001-20492
16	10-26-30	13-117855	AZ	5/30/2013	1146	02-001-20456
17	10-11-30	Prize	AZ	9/22/2014	1190	02-001-20490
18	10-5-30	13-117854	AZ	3/29/2008	964	02-001-20357
19	10-3-30	Prize	AZ	6/22/2014	1148	02-001-20458
20	10-2-30x	13-119623	AZ	2/20/2008	953	02-001-20346
21	10-2-30	13-119623	AZ	1/27/2008	950	02-001-20343
22	9-25-30	13-119612	AZ	6/21/2013	1147	02-001-20457
23	9-5-31x	13-119614	AZ	4/11/2008	963	02-001-20356
24	9-5-31	13-119614	AZ	4/9/2008	962	02-001-20355

Irrespective of whether accurately described herein, the transactions contemplated hereby shall include all of Seller’s or Assignor’s (as applicable) rights, obligations, title and interest in wells located in Apache County, Arizona.

Exhibit A-2-1

Exhibit Version

EXHIBIT B

FORM OF ASSIGNMENT AND BILL OF SALE

This DEED, ASSIGNMENT AND BILL OF SALE (this “Assignment”) is from KINDER MORGAN CO2 COMPANY LLC, a Texas limited liability company (“Assignor”), whose address is 1001 Louisiana St., Suite 1000, Houston, Texas 77002, to [Purchaser Entity], a Plateau Carbon, LLC, Wyoming limited liability company, (“Assignee”), whose address is 4531 Park Lane, Dallas, Texas 75220, and is effective as of 12:01 a.m. (Central Time) on December 30, 2020 (the “Effective Time”).

RECITALS

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to receive from Assignor, all of Assignor’s right, title and interest in the assets and properties described below in accordance with this Assignment and the Purchase and Sale Agreement (defined below).

NOW, THEREFORE, for and in consideration of the mutual promises contained herein and in the Purchase and Sale Agreement, the benefits to be derived by each party hereunder and under the Purchase and Sale Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

ARTICLE I.

DEFINED TERMS

1.1 Definitions. Capitalized terms used herein and not otherwise defined in this Assignment shall have the meanings given such terms in the Purchase and Sale Agreement, dated as of the date hereof, by and between Assignor and Assignee (the “Purchase and Sale Agreement”).

ARTICLE II.

ASSIGNMENT OF CONVEYED INTERESTS

2.1 Assignment. Subject to the terms and conditions of this Assignment, Assignor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN and TRANSFER to Assignee, and Assignee agrees to and does hereby acquire and assume, the following interests and properties (less and except for the Excluded Assets, such interests and properties described in this 2.1, collectively, the “Conveyed Interests”):

(a) The oil, gas, carbon dioxide (“CO2”) and helium leases, oil and gas leases, oil, gas, and mineral leases and subleases, royalties, overriding royalties, net profits interests, fee interests, mineral fee interests, CO2 interests, helium interests, carried interests, and, without limiting the foregoing, other rights (or rights to produce) that are described on Exhibit A-1 (the “Leases”);

(b) Any and all oil, gas, water, CO2, helium or injection wells thereon or on pooled, communitized, or unitized acreage that includes all or any part of the Leases, including the interests in the wells shown on Exhibit A-2, whether producing, non-producing, or temporarily or permanently plugged and abandoned, whether or not drilled to produce oil, gas, water, CO2, helium, or other Substances, and whether or not fully described on any exhibit or schedule hereto (the “Wells”);

Exhibit B-1

(c) All pooled, communitized, or unitized acreage which includes all or part of any Leases, and all tenements, hereditaments, and appurtenances belonging thereto, including the St. John’s Gas Unit (the “Unit” and, together with the Leases, and Wells, collectively the “Properties”);

(d) The equipment, machinery, fixtures, drilling rig and other tangible personal property and improvements primarily used or held for use in connection with the operation of the Properties or the production, storage, transportation, treatment, or processing, marketing, or disposition of Substances from the Properties (whether located on or off the Properties), but excluding items included within the definition of “Excluded Assets” (subject to such exclusions, the “Equipment”);

(e) All presently existing contracts, agreements and instruments to the extent used or held for use with respect to the Properties, the Leases or the production of Substances from the Properties including, without limitation, operating agreements; unitization, pooling, and communitization agreements; declarations and orders; area of mutual interest agreements; farmin and farmout agreements; exchange agreements; Leases; transportation agreements; and processing agreements; but excluding any contracts, agreements and instruments included within the definition of “Excluded Assets” (subject to such exclusion, the “Contracts”);

(f) All easements, permits, licenses, servitudes, rights-of-way, surface leases, right of use and easement, and other rights to use the surface appurtenant to, and primarily used or held for use in connection with, the Properties, but excluding items included within the definition of “Excluded Assets”;

(g) [Intentionally deleted.]

(h) The pipe yard lease described on Schedule 2.l(h) of the Purchase and Sale Agreement and all equipment, machinery, fixtures, and other tangible personal property and improvements that are located on such pipe yard lease or are used or held for use primarily in connection with the ownership or operation of such pipe yard lease;

(i) The field office described on Schedule 2.1(i) of the Purchase and Sale Agreement and, excluding items included within the definition of “Excluded Assets,” all equipment, machinery, fixtures, and other tangible personal property and improvements that are located in such field office or are used or held for use primarily in connection with the ownership or operation of such field office;

(j) The PATO Warranty Deeds; and

(k) All lease files, land files, division order files, abstracts, title opinions, contract files, well and production records maintained by or in the possession of Assignor or its respective Affiliates, to the extent primarily relating to the Properties, and subject to any licenses of such data by Assignor to third parties, all seismic data, geologic and geophysical information (including maps) and records, to the extent relating to the Properties, excluding the Excluded Records (as defined in Exhibit B hereto).

Exhibit B-2

TO HAVE AND TO HOLD the Conveyed Interests unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment, including, without limitation, Article III.

2.2 Excluded Assets. The Conveyed Interests shall not include, and Assignor hereby reserves and retains, the Excluded Assets as defined in Exhibit B hereto.

ARTICLE III.

SPECIAL WARRANTY; DISCLAIMERS; CERTAIN DEFINITIONS

3.1 Special Warranty. Assignor hereby binds itself, its successors and assigns subject, however, to the Permitted Encumbrances (as defined in Exhibit C hereto), to warrant and forever defend all and singular title to the Conveyed Interests unto Assignee, its successors and assigns, against all claims to the Conveyed Interests or any part thereof arising by, through or under Assignor, but not otherwise.

3.2 Subrogation. Assignor hereby assigns to Assignee all rights, claims and causes of action under title warranties given or made by Assignor’s predecessors in interest (other than any Affiliates of Assignor) with respect to the Conveyed Interests, and Assignee is specifically subrogated to all rights which Assignor may have against such predecessors in interest with respect to the Conveyed Interests, to the extent Assignor may legally transfer such rights and grant such subrogation.

3.3 Disclaimers of Other Warranties. ASSIGNEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE SET FORTH IN THIS ASSIGNMENT AND IN THE PURCHASE AND SALE AGREEMENT (A) ASSIGNEE IS ACCEPTING THE WELLS AND EQUIPMENT INCLUDED IN THE CONVEYED INTERESTS AT CLOSING IN THEIR PRESENT CONDITION, “AS IS” AND “WHERE IS,” WITH NO WARRANTIES AS TO (I) TITLE OF ANY CONVEYED INTEREST, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM OR OVERVIEW, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE CONVEYED INTEREST, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF SUBSTANCES FROM THE CONVEYED INTERESTS, (IV) THE EXISTENCE OF ANY PROSPECT OR RECOMPLETION, INFILL OR STEP OUT OPPORTUNITIES, (V) ANY ESTIMATES OF THE VALUE OF THE CONVEYED INTERESTS OR FUTURE REVENUES GENERATED BY THE CONVEYED INTERESTS, (VI) THE PRODUCTION OF SUBSTANCES FROM THE CONVEYED INTERESTS, OR (VII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS ASSIGNMENT OR ANY DISCUSSION OR WARRANTY, EXPRESS OR IMPLIED, OF CONDITION, FITNESS, SUITABILITY FOR ANY PARTICULAR PURPOSE, PRODUCTIVITY, DESIGN OR MERCHANTABILITY, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR REGARDING INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS IN CONNECTION WITH THE CONVEYED INTERESTS AND (B) ASSIGNOR HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WRITTEN OR ORAL, AS TO THE ACCURACY OR COMPLETENESS OF BACKGROUND MATERIALS OR ANY OTHER INFORMATION RELATING TO THE CONVEYED INTERESTS FURNISHED BY OR ON BEHALF OF ASSIGNOR OR TO BE FURNISHED TO ASSIGNEE OR ITS REPRESENTATIVES, INCLUDING WITHOUT LIMITATION ANY INTERNAL APPRAISALS AND/OR INTERPRETIVE DATA OF ASSIGNOR. Assignor and Assignee agree that, to the extent required by applicable Law to be effective, the disclaimers of certain representations and warranties contained in this Section 3.3 are “conspicuous” disclaimers for the purpose of any applicable Law.

Exhibit B-3

ARTICLE IV.
ASSUMED OBLIGATIONS

Without limiting Assignee’s rights to indemnity under Article 8 of the Purchase and Sale Agreement or under the special warranty of title in Section 3.1, and subject to the other limitations set forth in the Purchase and Sale Agreement, effective as of the date of this Assignment, Assignee hereby assumes and agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all of the Assumed Obligations (as such term is defined in the Purchase and Sale Agreement).

ARTICLE V.
MISCELLANEOUS

5.1 Separate Assignments. Where separate assignments of Conveyed Interests have been or will be executed for filing with, and approval by, applicable Governmental Bodies, any such separate assignments (a) shall evidence this Assignment and assignment of the applicable Conveyed Interests herein made and shall not constitute any additional assignment or assignment of the Conveyed Interests, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment or the Purchase and Sale Agreement and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee, and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

5.2 Assignment Subject to Purchase and Sale Agreement. This Assignment is expressly subject to the terms and conditions of the Purchase and Sale Agreement, which terms are hereby incorporated into this Assignment by reference for all purposes. If there is a conflict between the terms of this Assignment and the Purchase and Sale Agreement, the terms of the Purchase and Sale Agreement shall control.

5.3 Governing Law; Jurisdiction; Venue; Jury Waiver. EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WILL, UNDER CONFLICT OF LAWS PRINCIPLES, GOVERN TRANSFERS OF THE CONVEYED INTERESTS LOCATED IN SUCH OTHER JURISDICTION, THIS ASSIGNMENT AND THE LEGAL RELATIONS AMONG ASSIGNOR AND ASSIGNEE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. EACH OF ASSIGNOR AND ASSIGNEE CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE UNITED STATES FEDERAL DISTRICT COURTS LOCATED IN THE STATE OF TEXAS FOR ANY ACTION ARISING OUT OF THIS ASSIGNMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS ASSIGNMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL BE EXCLUSIVELY LITIGATED IN THE UNITED STATES FEDERAL DISTRICT COURTS HAVING SITES IN HARRIS COUNTY, TEXAS (AND ALL APPELLATE COURTS HAVING JURISDICTION THEREOVER).

Exhibit B-4

5.4 Further Assurances. From and after the date hereof, Assignor, without further consideration, will use its reasonable good faith efforts to execute, deliver, and (if applicable) file of record, or cause to be executed, delivered, and (if applicable) filed or recorded such good and sufficient instruments of conveyance and transfer, and take such other action as may be reasonably required of Assignor to effectively vest in Assignee beneficial and legal title to the Conveyed Interests conveyed pursuant hereto and, if applicable, to put Assignee in actual possession of such Conveyed Interests. After the date of this Assignment, Assignor and Assignee shall, without further consideration, execute, deliver and (if applicable) file or record, or cause to be executed, delivered, and filed or recorded, all instruments, and take such actions, as may be reasonably required of Assignor or Assignee to accomplish the conveyance and transfer of the Conveyed Interests, any change in operator, and otherwise consummate the transactions contemplated by this Assignment and the Purchase and Sale Agreement, and shall send all required notices with respect to the Conveyed Interests which were not sent prior to Closing. With respect to the Conveyed Interests which are subject to Post-Closing Consents (as defined in the Purchase and Sale Agreement), each of each Assignor and Assignee will use its reasonable efforts to file the appropriate documents and take any other steps necessary to obtain official approval of the assignments.

5.5 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.6 Titles and Captions. All article or section titles or captions in this Assignment are for convenience only, shall not be deemed part of this Assignment and in no way define, limit, extend, or describe the scope or intent of any provisions hereof.

5.7 Counterparts. This Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of the Conveyed Interests located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

[SIGNATURE PAGE FOLLOWS]

Exhibit B-5

IN WITNESS WHEREOF, this Assignment has been executed by the parties hereto as of the dates of their respective acknowledgements below, but is effective for all purposes as of the Effective Time.

ASSIGNOR:

KINDER MORGAN CO2 COMPANY LLC

By:
Name:
Title:

Exhibit B-6

ASSIGNEE:

[PURCHASER ENTITY]

By:
Name:
Title:

Exhibit B-7

ACKNOWLEDGMENTS

STATE OF [                     ]

COUNTY OF [                   ]

On this [    ] day of [    ], 2021, before me personally appeared                         , as                        of KINDER MORGAN CO2 COMPANY LLC, a Texas limited liability company, on behalf of said limited liability company, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above document.

(Notary’s official signature)

(Commission Expiration)

(Notary Seal)

Exhibit B-8

STATE OF [                      ]

COUNTY OF [                      ]

On this [   ] day of [    ], 2021, before me personally appeared                          , as                        of [PURCHASER ENTITY], a                       [limited liability company][corporation], on behalf of said [limited liability company][corporation], whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above document.

(Notary’s official signature)

(Commission Expiration)

(Notary Seal)

Exhibit B-9

EXHIBIT B

EXCLUDED ASSETS

For purposes of this Assignment, “Excluded Assets” means:

(a)	except to the extent relating to any Assumed Obligations and except to the extent Assignor has been compensated through an adjustment to the Purchase Price, all accounts receivable or rights to payment accruing or attributable to any period before the Effective Time;

(b)	except to the extent relating to any Assumed Obligations and except to the extent Assignor has been compensated through an adjustment to the Purchase Price, all production of Substances from or attributable to the Conveyed Interests with respect to any period before the Effective Time, and any proceeds attributable to any such production;

(c)	all insurance policies, and any claims, payments, and proceeds under any such insurance policies;

(d)	all deposits, surety bonds, rights under any letters of credit, and collateral pledged to secure any liability or obligation of Assignor in respect of the Conveyed Interests;

(e)	the Excluded Records, which include:

(i)	all corporate, financial, Tax, and legal data and records of Assignor that relate primarily to Assignor’s business generally (whether or not relating to the Conveyed Interests) or to Assignor’s business, operations, assets, and properties not expressly included in this Assignment;

(ii)	any data and records to the extent disclosure or transfer is prohibited or subject to payment of a fee or other consideration by an agreement with a Person other than an Affiliate of Assignor, or by applicable Law, and for which no consent to transfer has been received or for which Assignee has not agreed in writing to pay the fee or other consideration, as applicable;

(iii)	all legal records and legal files of Assignor including all work product of, and attorney-client communications with, Assignor’s legal counsel (other than Leases, title opinions, and Contracts);

(iv)	data and records relating to the sale of the Conveyed Interests, including communications with the advisors or representatives of Assignor or any of its Affiliates and bids received from and records of negotiations with third Persons;

(v)	any data and records relating to the Excluded Assets; and

(vi)	those original data and records retained by Assignor pursuant to Section 6.5 of the Purchase and Sale Agreement;

Exhibit B-10

(f)	copies of other Records retained by Assignor pursuant to Section 6.5 of the Purchase and Sale Agreement;

(g)	costs and revenues associated with all joint interest audits and other audits of Property Costs to the extent covering periods prior to the Effective Time;

(h)	any computer equipment and items related to such computer equipment, including software, located at the field office described on Schedule 2.1(i) of the Purchase and Sale Agreement;

(i)	revenues to which Assignor is entitled under Section 1.4(b) of the Purchase and Sale Agreement and any refund (whether by payment, credit, offset, abatement, or otherwise, and together with any interest thereon) in respect of any Property Costs for which Assignor is liable for payment under Section l.4(b) of the Purchase and Sale Agreement;

(j)	all futures, options, swaps, and other derivatives;

(k)	any other assets, contracts, or rights which are specifically described on Schedule 1.3 of the Purchase and Sale Agreement; and

(l)	Assignor’s general franchises, licenses, permits and other authorizations to do business in any jurisdiction.

Exhibit B-11

EXHIBIT C

PERMITTED ENCUMBRANCES1

For purposes of this Assignment, “Permitted Encumbrances” any or all of the following:

(a)	lessors’ royalties and any overriding royalties, net profits interests, production payments, reversionary interests, back-in interests, and other burdens to the extent that they do not, individually or in the aggregate, reduce Assignor’s net revenue interest below that shown in Schedule 2.3 of the Purchase and Sale Agreement or increase Assignor’s working interest above that shown in Schedule 2.3 of the Purchase and Sale Agreement without a corresponding and proportionate increase in the net revenue interest;

(b)	all leases, unit agreements, pooling agreements, operating agreements and other Contracts, including provisions for penalties, suspensions, or forfeitures contained therein, to the extent that they do not, individually or in the aggregate, reduce Assignor’s net revenue interest below that shown in Schedule 2.3 of the Purchase and Sale Agreement or increase Assignor’s working interest above that shown in Schedule 2.3 of the Purchase and Sale Agreement without a corresponding and proportionate increase in the net revenue interest;

(c)	third-Person consent requirements and similar restrictions (i) that are not applicable to the sale of the Conveyed Interests contemplated by the Purchase and Sale Agreement, (ii) with respect to which unconditional waivers or consents are obtained from the appropriate Persons, prior to the date hereof, (iii) which are not Post-Closing Consents, or (iv) to the extent relating to Excluded Records or other Excluded Assets;

(d)	preferential rights to purchase to the extent the same have been waived or the period for exercise thereof has lapsed;

(e)	liens for Taxes or assessments not yet due or delinquent or, if delinquent, being contested reasonably and by appropriate actions and for which adequate reserves are being maintained for the payment thereof in accordance with U.S. generally accepted accounting principles;

(f)	materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s, and other similar liens or charges arising in the ordinary course of business for amounts not yet due or delinquent, or if delinquent, being contested reasonably and by appropriate actions and for which adequate reserves are being maintained for the payment thereof in accordance with U.S. generally accepted accounting principles;

(g)	rights of reassignment arising upon final intention to abandon or release the Conveyed Interests, or any of them;

[1]	NTD: Subject to further review.

Exhibit B-12

(h)	easements, rights-of-way, covenants, servitudes, permits, surface leases and other rights to use the surface, and other rights in respect of surface operations to the extent that they do not, individually or in the aggregate, materially impair the use, ownership, or operation of any Property;

(i)	depth severances or any other change in the working interest or net revenue interest of Assignor with depth to the extent that they do not, individually or in the aggregate, reduce Assignor’s net revenue interest below that shown on Schedule 2.3 of the Purchase and Sale Agreement without a corresponding and proportionate increase in net revenue interest below that shown on Schedule 2.3 of the Purchase and Sale Agreement;

(j)	rights reserved to or vested in any Governmental Body to control or regulate any of the Conveyed Interests in any manner, and all applicable Laws and orders of general applicability in the area of the Conveyed Interests; and

(k)	liens released at or before the Closing;

(1)	any preference leasing right that may exist in favor of holders of rights-of-way across federal or state lands that burdened the lands before issuance of the applicable Lease;

(m)	Lack of proof of heirship, lack of proof of marital status, lack of designation of property as community or separate property, absence of signatures of both spouses on any instrument and absence of evidence of corporate authorization;

(n)	Any matters shown on Exhibits A-1 or A-2; and

(o)	all other liens, contracts, agreements, instruments, orders, proceedings, permits, liabilities, defects, and irregularities affecting the Conveyed Interests (in each case) that are not such as to likely interfere materially with the use, operation, or value of the affected Conveyed Interest, which would be accepted by a reasonably prudent purchaser of CO2 properties and which do not operate to reduce Assignor’s net revenue interest below that shown in Schedule 2.3 of the Purchase and Sale Agreement or increase Assignor’s working interest above that shown in Schedule 2.3 of the Purchase and Sale Agreement without a corresponding and proportionate increase in the net revenue interest.

Exhibit B-13

Exhibit Version

EXHIBIT C

FORM OF ASSIGNMENT OF TERM OVERRIDING ROYALTY INTEREST

This ASSIGNMENT OF TERM OVERRIDING ROYALTY INTEREST (this “Assignment”) is from Plateau Carbon, LLC, Wyoming limited liability company, with an address of 4531 Park Lane, Dallas, Texas 75220 (“Assignor”), to Kinder Morgan CO2 Company LLC, a Texas limited liability company, with an address of 1001 Louisiana St., Suite 1000, Houston, Texas 77002 (“Assignee”), and is effective as of 12:02 a.m. (Central Standard Time) on December 30, 2020 (the “Effective Time”). Assignor and Assignee are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to receive from Assignor, a term overriding royalty interest in accordance with this Assignment.

NOW, THEREFORE, for and in consideration of the mutual promises contained herein, the benefits to be derived by each Party hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

ARTICLE I

ASSIGNMENT

1.1 Assignment.

(a) Subject to the terms and conditions of this Assignment, Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, ASSIGN, CONVEY, TRANSFER and SET OVER to Assignee, and Assignee does hereby acquire, effective as of the Effective Time and for the Term, a term overriding royalty interest in and to the Subject Assets and in and to the Subject Substances that is equal to the Override Payment Percentage of the Subject Substances produced from each Subject Asset (the “Term Overriding Royalty Interest’). TO HAVE AND TO HOLD the Term Overriding Royalty Interest unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

(b) The Term Overriding Royalty Interest conveyed hereby is a non-operating, non-expense bearing term overriding royalty interest in real property, free of all cost and expense of production, operations and delivery. The Term Overriding Royalty Interest will be free and clear of, and in no event will Assignee ever be liable or responsible in any way for payment of, any and all costs, expenses and liabilities associated with acquiring, exploring, developing, operating, drilling, re-drilling, maintaining, producing, operating, reworking, repairing, recompleting and remediating the Subject Assets or gathering, transportation, treating, compression or marketing any Subject Substances, all of which shall be borne by, and be the sole responsibility of, the Assignor.

Exhibit C-1

(c) Upon the expiration of the Term, the interests conveyed to Assignee hereunder shall revert to and vest automatically in Assignor with no further action required on the part of either Assignor or Assignee.

(d) Neither Assignee nor any Affiliate of Assignee shall have any obligation to explore for, develop and/or produce Subject Substances from any of the Subject Assets or be responsible for or bear in any way any costs, expenses or obligations with respect to gathering, transportation, treating, compression or marketing any Subject Substances. Further, the Term Overriding Royalty Interest shall not apply to (i) Substances lost in the production thereof or utilized in connection with the operation of the Subject Assets or interests pooled, unitized or communitized therewith, or (ii) Substances produced from a Subject Asset during a period in which such Substances have been relinquished to a consenting or participating party as a result of an election by Assignor not to participate in the relevant operation under an applicable operating or unit agreement.

(e) Assignor shall have the obligation to market, or cause to be marketed, the Subject Substances attributable to the Term Overriding Royalty Interest (the “ORRI Substances”), subject to the other terms of this Assignment, on behalf of and for the account of Assignee in arm’s-length transactions with reputable purchasers in accordance with prudent business judgment, with each such sale to be: (a) upon terms and conditions which are the best terms and conditions reasonably available taking into account all relevant circumstances, including without limitation, price, quality of production, access to markets or lack thereof, minimum purchase guarantees, identity of purchaser and length of commitment, and (b) upon terms and conditions at least as favorable as (i) Assignor obtains for its share of Subject Substances to which such sale relates, (ii) Assignor obtains for its interest in other Substances which are of comparable type and quality and which are produced in the same area as the Subject Assets to which such sale relates, and (iii) those obtained by any Affiliates of Assignor for Substances produced from the Subject Assets to which such sale relates or from lands in the same area.

(f) At Assignee’s option, Assignee shall be entitled to receive payment for all ORRI Substances directly from the purchasers thereof or from other parties obligated to make payment therefor. Assignor shall cause to be prepared and executed such division orders, transfer orders, or instructions in lieu thereof, as Assignee (or any other Person) may require from time to time to cause payments to be made directly to Assignee. In the event that, for any reason, Assignee cannot (or does not) receive such payments directly, the same shall be collected by Assignor and shall constitute trust funds in Assignor’s bands and shall be immediately paid over to Assignee. Assignee may also, at any time, and from time to time, at Assignee’s option, take all or any part of the ORRI Substances in kind and all production sales contracts entered into by Assignor covering ORRI Substances shall be subject to such right, subject, however, to any reasonable requirements regarding notice periods in the applicable production sales contract; during such time or times as Assignee is so taking ORRI Substances in kind Assignor’s obligation to market the same, as provided above, shall be suspended as to the ORRI Substances so taken, but shall again become effective when Assignee elects to cease such taking in kind as to ORRI Substances not taken by Assignee.

Exhibit C-2

(g) The Term Overriding Royalty Interest shall apply to all renewals, extensions and other similar arrangements (and/or interests therein) of the Subject Assets insofar as they cover lands and depths covered thereby. A new lease taken before the expiration of the existing Lease which it replaced or within one (1) year after expiration of such Lease, and covering the same interest (or any part thereof) which was covered by the Lease, shall be considered a renewal or extension for the purposes hereof.

(h) Assignor shall have the right without the joinder of Assignee to release, surrender and/or abandon its Subject Assets, or any part thereof, or interest therein even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the Term Overriding Royalty Interest; provided, however, that Assignor shall not release, surrender or abandon any Subject Asset unless and until Assignor has determined in good faith acting as a reasonably prudent operator that such Subject Asset is no longer capable of producing Substances in paying quantities, without considering the effect of the Term Overriding Royalty Interest as a burden on such Subject Asset; and provided further that, Assignor will, at least sixty (60) days prior to the release, surrender or abandonment of any Subject Asset, or any part thereof or interest therein, notify Assignee (in writing, giving a description of each Subject Asset, or part thereof or interest therein, proposed to be released, surrendered or abandoned, and the date upon which such release, surrender or abandonment is projected to occur).

(i) Assignor shall keep full, true, and correct records of the Substances produced from or attributable to the Subject Assets each calendar month, and the portion attributable to the Term Overriding Royalty Interest. Such records may be inspected by Assignee or its authorized representatives and copies made thereof at all reasonable times. Assignee shall also have, upon request, access to review all reports, data and information relating to the Subject Assets or to exploration, development, production and other operations conducted on the Subject Assets, in each case, to the extent that Assignor has the authority to grant such access without breaching any obligation of confidentiality binding upon Assignor or any Affiliate of Assignor. From and after the date on which production first commences, Assignor shall, on or before the last day of each calendar month, send to Assignee a statement setting forth (i) the production from the Subject Assets for the preceding calendar month, (ii) the portion of such production attributable to the Term Overriding Royalty Interest, (iii) to the extent Assignee does not receive direct payment of proceeds from the sale of ORRI Substances (or take ORRI Substances in kind) pursuant to Section 1.1(f) above, the gross proceeds attributable to the sale of ORRI Substances (“ORRI Collected Proceeds”) and (iv) such other data as Assignee may reasonably request in such form as Assignee may reasonably request, to the extent that Assignor has the authority to disclose such data without breaching any obligation of confidentiality binding upon Assignor or any Affiliate of Assignor. To the extent Assignee does not receive direct payment of proceeds from the sale of ORRI Substances (or take ORRI Substances in kind) pursuant to Section 1.1(f) above, on or before a date that is five (5) Business Days after receipt of payment from the applicable purchaser of production, marketer of production or other Person, Assignor shall make a payment to Assignee of such ORRI Collected Proceeds in immediately available funds by wire transfer (or such other form specified by Assignee) to such bank or location as Assignee may direct from time to time in writing. Any amounts owing by Assignor to Assignee hereunder not paid on the date due shall bear interest at the rate of ten percent (10%) per annum or the maximum rate permitted by Law, whichever is less, from the date due until paid. Assignor hereby agrees to pay on demand all reasonable costs and expenses, including reasonable attorneys’ fees, costs of settlement and out-of-pocket expenses incurred by Assignee in enforcing any obligations of, or in collecting any payments due from, Assignor hereunder, whether or not such enforcement and collection includes the filing of a lawsuit.

Exhibit C-3

ARTICLE II

SPECIAL WARRANTY; DISCLAIMERS; CERTAIN DEFINITIONS

2.1 Special Warranty and Fundamental Representations.

(a) Assignor hereby binds itself and its successors and assigns to warrant and forever defend all and singular title to the Term Overriding Royalty Interest in the amount equal to an undivided interest in and to the Subject Assets and Subject Substances which is equal to the Override Payment Percentage unto Assignee and Assignee’s successors and assigns from and against every Person whomsoever lawfully claiming or to claim the Term Overriding Royalty Interest or any portion thereof by, through or under Assignor or its Affiliates, but not otherwise. This Assignment is made with full substitution and subrogation of Assignee in and to all covenants and warranties by others heretofore given or made with respect to the Subject Assets to the extent of, or attributable to, the Term Overriding Royalty Interest, in each case to the extent permitted pursuant to applicable Law.

(b) Each Party represents and warrants to the other Party as follows: (a) there are no suits, proceedings, judgments, orders or decrees by or before any Governmental Body that materially adversely affect: (i) such Party’s ability to perform its obligations under this Assignment or (ii) the rights of the other Party hereunder; (b) such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation, and it has the legal right, power and authority and is qualified to conduct its business, and to execute and deliver this Assignment and perform its obligations hereunder; (c) the making and performance by such Party of this Assignment are within its powers and have been duly authorized by all necessary action on its part; (d) this Assignment constitutes a legal, valid and binding act and obligation of such Party, enforceable against it in accordance with its terms and all Laws, subject to bankruptcy, insolvency, reorganization and other Laws affecting creditors’ rights generally; and (e) there are no bankruptcy, insolvency, reorganization, receivership or other arrangement proceedings pending or being contemplated by it.

2.2 Disclaimers.

(a) WITHOUT LIMITATION OF ASSIGNEE’S RIGHTS UNDER THE PURCHASE AND SALE AGREEMENT AND EXCEPT AS SET FORTH IN SECTION 2.1, (I) ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AND (II) ASSIGNOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS AFFILIATES), IN EACH CASE, WITH RESPECT TO THE TERM OVERRIDING ROYALTY INTEREST AND THE SUBJECT ASSETS.

(b) WITHOUT LIMITATION OF ASSIGNEE’S RIGHTS UNDER PURCHASE AND SALE AGREEMENT AND EXCEPT AS SET FORTH IN SECTION 2.1, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO THE TERM OVERRIDING ROYALTY INTEREST OR ANY OF THE SUBJECT ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE TERM OVERRIDING ROYALTY INTEREST OR THE SUBJECT ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF SUBSTANCES IN OR FROM THE SUBJECT ASSETS, (IV) ANY ESTIMATES OF THE VALUE OF THE TERM OVERRIDING ROYALTY INTEREST AND SUBJECT ASSETS OR FUTURE REVENUES GENERATED BY EITHER OF THEM, (V) THE PRODUCTION OF SUBSTANCES FROM THE SUBJECT ASSETS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE TERM OVERRIDING ROYALTY INTEREST OR SUBJECT ASSETS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE TERM OVERRIDING ROYALTY INTEREST OR THE SUBJECT ASSETS, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE OR ITS AFFILIATES OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. WITHOUT LIMITATION OF ASSIGNEE’S RIGHTS UNDER THE PURCHASE AND SALE AGREEMENT AND EXCEPT AS SET FORTH IN SECTION 2.1, ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF THE TERM OVERRIDING ROYALTY INTEREST OR ANY OF THE SUBJECT ASSETS, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT (WITHOUT LIMITATION OF ASSIGNEE’S RIGHTS UNDER THE TERMS OF THIS ASSIGNMENT OR THE PURCHASE AND SALE AGREEMENT) ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE TERM OVERRIDING ROYALTY INTEREST IN ITS PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS, AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS OF THE TERM OVERRIDING ROYALTY INTEREST AND THE SUBJECT ASSETS AS ASSIGNEE DEEMS APPROPRIATE.

(c) ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION 2.2 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

Exhibit C-4

2.3 Certain Definitions. The following terms, as used herein, have the meanings set forth below:

“Affiliate” with respect to any Person, means any person that directly or indirectly controls, is controlled by or is under common control with such Person, with control in such context meaning the ability to direct the management and policies of a Person through ownership of voting shares or other equity rights, pursuant to a written agreement, or otherwise.

“Business Day” means each calendar day except Saturdays, Sundays and Federal holidays.

“CO2” means carbon dioxide.

“Governmental Body” means any federal, state, local, municipal, or other government, and any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; and any court or governmental tribunal.

“Law” means all statutes, rules, regulations, ordinances, orders, decrees, requirements, judgments and codes of Governmental Bodies.

“Override Payment Percentage” means five percent (5%).

“Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Body or any other entity.

“Purchase and Sale Agreement” means the Purchase and Sale Agreement between Assignor and Assignee, dated as of the date hereof.

“Subject Assets” means, collectively, all of Assignor’s right, title and interest in and to the following:

(a) The oil, gas, CO2 and helium leases, oil and gas ]eases, oil, gas, and mineral leases and subleases, royalties, overriding royalties, net profits interests, fee interests, mineral fee interests, CO2 interests, helium interests, carried interests, and, without limiting the foregoing, other rights (or rights to produce) that are described on Exhibit A-1 (the “Leases”);

Exhibit C-5

(b) Any and all oil, gas, water, CO2, helium or injection wells thereon or on pooled, communitized, or unitized acreage that includes all or any part of the Leases, including the interests in the wells shown on Exhibit A-2, whether producing, non-producing, or temporarily or permanently plugged and abandoned, whether or not drilled to produce oil, gas, water, CO2, helium, or other Substances, and whether or not fully described on any exhibit or schedule hereto;

(c) All pooled, communitized, or unitized acreage which includes all or part of any Leases, and all tenements, hereditaments, and appurtenances belonging thereto, including the St. John’s Gas Unit.

“Subject Substances” shall mean all Substances produced from or attributable to the Subject Assets.

“Substances” means water, crude oil, gas, casinghead gas, condensate, natural gas liquids, and other gaseous or liquid hydrocarbons (including, without limitation, ethane, propane, iso-butane, nor-butane, gasoline, and scrubber liquids) of any type and chemical composition, carbon dioxide, helium, and other substances, in each case to the extent covered by the terms of the Leases.

“Term” shall mean the period commencing with the Effective Time and ending on the first to occur of the following:

(a) the date on which the sum of:

(i) direct payments to Assignee of proceeds from the sale of ORRI Substances pursuant to Section 1.1(f); and

(ii) the value of any ORRI Substances taken in kind by Assignee pursuant to Section 1.1(f); and

(iii) all ORRI Collected Proceeds

equals $10,000,000; and

(b) December 30, 2040.

“Third Party” shall mean any Person other than a Party or an Affiliate of a Party.

Exhibit C-6

ARTICLE III

MISCELLANEOUS

3.1 Separate Assignments. Assignor and Assignee acknowledge and agree that separate assignments of the Term Overriding Royalty Interest may be executed for filing with, and (if applicable) approval by, applicable Governmental Bodies. Any such separate assignment (a) shall evidence this Assignment and conveyance of the Term Overriding Royalty Interest herein made and shall not constitute any additional conveyance of any of the Term Overriding Royalty Interest, (b) is not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and is not intended to create, and shall not create, any representations, warranties or additional covenants of or by either of the Parties to the other, and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignment. Also, to facilitate recordation, there may be omitted from one or more Exhibits to any counterpart of this Assignment descriptions of the Subject Assets located in recording jurisdictions other than the jurisdiction in which the counterpart of this Assignment is to be filed or recorded.

3.2 Further Assurances. Assignee and Assignor shall execute and deliver, or shall cause to be executed and delivered from time to time, such further instruments of conveyance and transfer and shall take such other actions as any Party may reasonably request, to convey and deliver the Term Overriding Royalty Interest to Assignee, to perfect Assignee’s title thereto, to accomplish the orderly transfer of the Subject Assets to Assignee in the manner contemplated by this Assignment and to carry out the agreements of the Parties in this Assignment.

3.3 Titles and Captions. All Article or Section titles or captions in this Assignment are for convenience only, shall not be deemed part of this Assignment and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except to the extent otherwise stated in this Assignment, references to “Articles” and “Sections” are to Articles and Sections of this Assignment, and references to “Exhibits” are to the Exhibits attached to this Assignment, which are made a part hereof and incorporated herein for all purposes.

3.4 Governing Law; Jurisdiction; Venue; Jury Waiver. THIS ASSIGNMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, PROVIDED, HOWEVER, IN CONNECTION WITH THE DETERMINATION OF ANY MATTERS CONCERNING REAL PROPERTY WITH RESPECT TO THE TERM OVERRIDING ROYALTY INTEREST, THE LAWS OF THE STATE WHERE THE APPLICABLE SUBJECT ASSETS ARE LOCATED SHALL GOVERN AND CONTROL SUCH DETERMINATION. EACH OF THE PARTIES CONSENT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN HARRIS COUNTY, TEXAS AND ANY APPELLATE COURT THEREFROM FOR ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT. ALL SUCH ACTIONS, SUITS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS ASSIGNMENT SHALL BE EXCLUSIVELY LITIGATED IN THE STATE AND FEDERAL COURTS LOCATED IN HARRIS COUNTY, TEXAS AND ANY APPELLATE COURT THEREFROM. EACH PARTY WAIVES ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH COURTS AND WAIVES ANY OBJECTION THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER SUCH PARTY. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT.

Exhibit C-7

3.5 Successors and Assigns. All covenants and agreements of Assignor herein contained shall be deemed to be covenants running with the Subject Assets and Subject Substances and the terms of this Assignment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Except as provided in this Section 3.5, Assignee shall not assign all or any part of the Term Overriding Royalty Interest without the prior written consent of Assignor, which consent may be withheld in the sole discretion of Assignor, and in those circumstances where consent is required any purported assignment without the prior written consent of Assignor shall be void ab initio. Nothing herein contained shall in any way limit or restrict the right of Assignee to mortgage (or grant a deed of trust on) the Term Overriding Royalty Interest (including its rights, titles, interests, estates, remedies, powers and privileges appurtenant or incident to the Term Overriding Royalty Interest under this Assignment) in whole or in part. No change of ownership of the Term Overriding Royalty Interest shall be binding upon Assignor until Assignor is furnished with copies of the original documents evidencing such change. Upon receipt by Assignor of copies of the original documents evidencing a sale, conveyance, assignment or mortgage (or grant of a deed of trust on) the Term Overriding Royalty Interest, Assignor shall deal with the purchaser or assignee in place of Assignee and shall deal with the mortgagee (or the beneficiary of the deed of trust) in addition to the Assignee, and references herein to the Assignee shall thereafter also be deemed to be references to such purchaser, assignee or mortgagee (or the beneficiary of the deed of trust), as applicable.

3.6 Counterparts. This Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement.

[Signature pages follow]

Exhibit C-8

IN WITNESS WHEREOF, this Assignment has been executed by the Parties as of the dates of their respective acknowledgements below but is effective for all purposes as of the Effective Time.

ASSIGNOR:

PLATEAU CARBON, LLC

By:
Name:
Title:

Exhibit C-9

ASSIGNEE:

KINDER MORGAN CO2 COMPANY LLC

By:
Name:
Title:

Exhibit C-10

ACKNOWLEDGMENTS

STATE OF [_____]

COUNTY OF [_____]

On this [___] day of [_____], 2021, before me personally appeared [____________], as [____________] of Plateau Carbon, LLC, a Wyoming limited liability company, on behalf of said limited liability company, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above document.

(Notary’s official signature)

(Commission Expiration)

(Notary Seal)

Notary Acknowledgement Page

Exhibit C-11

STATE OF [_____]

COUNTY OF [_____]

On this [___] day of [_____], 2021, before me personally appeared [____________], as [____________] of Kinder Morgan CO2 Company LLC, a Delaware limited liability company, on behalf of said limited liability company, whose identity was proven to me on the basis of satisfactory evidence to be the person who he or she claims to be, and acknowledged that he or she signed the above document.

(Notary’s official signature)

(Commission Expiration)

(Notary Seal)

Notary Acknowledgement Page

Exhibit C-12

SCHEDULE 1.2(h)

PIPE YARD LEASE

Pipe Yard Lease

Site Lease Agreement dated July 1, 2019 (“Commencement Date”) by and between Tucson Electric Power Company (as Lessor) and Kinder Morgan CO2 Company, L.P. (as Lessee) covering approximately 260 acres located in Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona.

*	The term of this Agreement is for a period of two (2) years, which shall commence on the Commencement Date and shall end on the second anniversary of said date (“Initial Term”). This Agreement will automatically renew for one (1) three (3)-year period (“First Renewal Term”), unless Lessee provides notice to Lessor of its intention not to renew, which notice shall be provided at least sixty (60) days prior to the expiration date of the Initial Term. Thereafter, this Agreement may renew every five (5) years (each a “Five-Year Renewal Term”) upon the notification of Lessee to Lessor of its intention to renew, but shall automatically terminate should Lessor not receive notification of Lessee’s intention to renew not less than sixty (60) days prior to each Five-Year Renewal Term. Annual rental payment required.

Schedule 1.2(h)-1

SCHEDULE 1.2(i)

FIELD OFFICE

Field Office

That certain Lease Agreement dated effective May 1, 2014, as amended, between Kinder Morgan CO2 Company, L.P. (as Tenant) and Chiricahua Plaza, Spillmann Family Trust (as Landlord) for use of office space at 830 East Main Street, Suite 220, Springerville, AZ 85938.

*	Lease Expiration Date: October 31, 2021. Month-to-month thereafter unless either party provides 30 day notice to terminate. Monthly rental payment required.

Schedule 1.2(i)-1

SCHEDULE 1.3

EXCLUDED ASSETS

1.	All rights, titles, claims and interests of Seller under any policy or agreement of insurance (including all amounts due or payable to Seller as adjustments to insurance premiums related to the Assets for all periods prior to the Effective Time).

2.	All of Seller’s intellectual property rights, patents, trade secrets, copyrights, names, marks and logos.

Schedule 1.3-1

SCHEDULE 2.3

ALLOCATED VALUE

One hundred percent (100%) of the Purchase Price is allocated to the Class V assets.

Schedule 2.3-1

SCHEDULE 3.1(a)
POST-CLOSING CONSENTS

1.	Assignment of oil and gas leases granted by Arizona State Land Department

2.	Change of Unit Operator with the Arizona State Land Department

3.	Change of Unit Operator with the BLM

4.	Transfer of Operatorship with the Arizona Oil and Gas Conservation Commission (consisting of a filing of Organizational Report and Operator Certificate of Compliance and Authorization to Transport Oil and Gas From Lease)

5.	Consent to assign 4 (four) Prize Energy Resources, L.P. leases

6.	Consent to assign Lease Agreement dated effective May 1, 2014, as amended, between Kinder Morgan CO2 Company, L.P. (as Tenant) and Chiricahua Plaza, Spillmann Family Trust (as Landlord) for use of office space at 830 East Main Street, Suite 220, Springerville, AZ 85938

Schedule 3.1(a)-1

SCHEDULE 4.6(b)

LEASES/EXPIRATION DATES

See attached.

Schedule 4.6(b)-1

LEASES

Legal Descriptions - State Lands	Number of Acres	Lease Number / ID	Lease Date	Lease Expiration Date	Override	Working Interest
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 7: Lots 1-4, E2W2	311.88		1/17/2012	1/16/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 18: Lot 1, E2NE, NWNE, E2NW	248.63		1/17/2012	1/16/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 5: Lots 3 and 4, S2NW, SW	321.88		2/13/2012	2/12/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 18: E2W2, E2 Section 19: E2W2, E2 Section 28: W2, SWSE, N2SE	1400		3/17/2017	3/16/2022	Flint Chancellor or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 20: SWNE, NW, S2, NENE, NWNE, SENE Section 29: N2, SE, SW Section 30: NE, Lots 1-4, E2W2, SE	1920		7/31/2017	7/30/2022	Dan Snow or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 3: Lot 4, SWNW, SW, W2SE Section 4: Lots 1-4, S2N2, S2 Section 8: E2 Section 9: All Section 10: W2W2	2081.6		7/31/2017	7/30/2022	Dan Snow or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 13: N2, N2SE, N2SW, SESW, S2SE Section 23: All Section 24: W2, SE Section 25: E2, W2	2360		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 17: N2, N2S2, SESE, S2SW, SWSE Section 18: Lots 1-4, NE, E2NW, NESW, N2SE, SESW, S2SE Section 19: Lots 1-4, E2W2, E2	1923.62		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 5: Lots 1-4, S2N2, S2 Section 6: Lots 1-7, S2NE, SENW, E2SW, SE Section 7: Lots 1-4, E2W2, E2 Section 8: W2	2241.59		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 3: Lots 1-4, S2N2, S2 Section 4: Ltos 1-4, S2N2, S2 Section 10: ALL	1935.15		7/31/2017	7/30/2022	Flint Chancellor or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 7: Lots 1-4, E2W2, E2 Section 8: All Section 17: All	1953.28		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 9: All	640		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 22: All	640		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 10: N2, SW, N2SE, SWSE	600		7/31/2017	7/30/2022	Lisa Gray or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 12: E2 Section 23: E2, NW, E2SW, SWSW Section 24: SW Section 25: E2E2, SW	1400		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona	1960		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%

Schedule 4.6(b)-2

Section 21: E2NE, W2E2, W2 Section 22: N2, E2SW, SWSW, SE Section 27: N2, SE Section 36: N2						
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 12: All	640		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 1: Lots 1-4, S2N2, S2 Section 2: Lots 1-4, S2N2, S2	1289.18		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 26: N2, N2S2, M&B in S2S2 Section 35: M&B in NE	688.18		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 12: N2	320		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 14: N2, SESE, S2SW, SWSE Section 15: N2, SESE Section 26: N2, SW	1320		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 28: NW2N2	160		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 30: E2SW, SE Lots 3 and 4 Section 31: Lots 1 and 2, NE, E2NW Section 32: NW Section 33: S2	1111.91		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 1: Lots 1-4, S2N2, S2 Section 2: Lots 1-4, S2N2, S2	1282.24		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 8: N2 Section 9: W2	640		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 27: Lots 1-4, W2E2, W2	522.08		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 2: Lots 1-4, S2N2, S2 Section 15: S2	953.44		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 9: All Section 10: W2W2	800		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 31: Lots 1-4 E2W2, E2 Section 34: Lots 1-4, W2E2, W2	1164.4		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 22: All Section 36: All	1280		7/31/2017	7/30/2022	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 28: All Section 29: All Section 32: All Section 33: All	2560		7/31/2017	7/30/2022	Lisa Gray or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 14: All	640		7/31/2017	7/30/2022	Fred Allison or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 7: Lots 1-4, E2W2, E2	1273.6		7/31/2017	7/30/2022	Dan Snow or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%

Schedule 4.6(b)-3

Section 8: All						
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 22: All Section 23: All Section 26: SE Section 36: All	2080		7/31/2017	7/30/2022	Dan Snow or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 30: Lots 1-4, E2W2, E2	636.22		7/31/2017	7/30/2022	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 11: W2 Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 29: All Section 32: E2, NW, N2SW, S2SW	1600		11/15/17	11/14/22	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 1: Lots 1-4, S2N2, S2 Section 2: Lots 1-4, S2N2, S2 Section 11: E2 Section 12: All	2248.54		11/15/17	11/14/22	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 29: All Section 30: Lots 1-4, E2, E2W2 Section 31: Lots 1-4, E2, E2W2	1915.28		2/1/18	1/31/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 18: Lots 1-4, E2, E2W2 Section 19: Lots 1-4, E2, E2W2 Section 20: All	1907.28		2/1/18	1/31/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County, Arizona Section 30: Lots 1 and 2, NE, E2NW	316.08		2/1/18	1/31/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County, Arizona Section 11: SESW, SE Section 25: NENE, S2NE, S2 Section 33: W2NE, W2, NWSE, S2SE	1160		2/1/18	1/31/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 28 East, Gila and Salt River Meridian, Apache County Arizona Section 2: All Section 12: All Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 18: Lots 1-4, E2W2, E2 Section 20: N2, N2SW, SESW, SE	2546.2		10/16/18	10/15/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 28: N2 Section 34: NE4	480		10/16/18	10/15/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 30: All	622.5		10/16/18	10/15/23	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 13: SWSW Section 24: NE	200		1/21/14	1/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 19: Lots 1-4, E2, E2W2 Section 20: W2SW, E2SW Section 29: W2W2, E2W2, E2 Section 30: NE, E2NW, Lots 1 and 2 Section 31: Lots 3 and 4, E2SW, SE	2064.13		2/13/19	2/12/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 27: N2 Section 28: SE2N2, S2 Section 32: NE, S2 Section 33: N2	2400		2/13/19	2/12/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%

Schedule 4.6(b)-4

Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 13: S2 Section 24: N2, SE						
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 35: All	640		2/18/14	2/17/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 19: Lots 1-4, E2W2, E2 Section 27: Lot 1, NWNE, N2NW, SWNW, W2SE, SW Section 28: All Section 29: All	2322.14		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 15: Lots 1-4, W2E2, W2 Section 20: All Section 21: All Section 22: Lots 1-4, W/2E/2, W/2	2338.62		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 7: Lots 1-4, E2W2, E2 Section 16: All Section 17: All Section 18: Lots 1-4, E2W2, E2	2537.63		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 3: Lots 1-7, SWNE, S2NW, SW, W2SE Section 8: All Section 9: All Section 10: Lots 1-4, W2E2, W2	2357.8		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 4: Lots 1-4, S2N2, S2 Section 5: Lots 1-4, S2N2, S2 Section 6: Lots 1-7, S2NE, SENW, E2SW, SE Township 12 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 32: All	2574.82		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 16: All	640		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 31: Lots 1 and 2, E2NW, NE Section 32: All Section 33: All Sectcion 34: W2W2	1757.68		5/21/19	5/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 21: All	640		7/24/19	7/23/24		Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 17: All Section 18: Lots 1-4, E2W2, E2 Section 20: W2NW, E2, E2NW Section 21: All	2393.62		8/7/19	8/6/24	Gary Kiehne or heirs/assigns 4.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 1: Lots 1-4, S2N2, S2 Section 2: Lots 1 and 2, S2NE, SE	959.68		7/21/14	7/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 4: SE, SW Section 5: Lots 1-4, S2NW, SW, S2NE, SE Section 6: Lots 1-7, S2NE, SENW, E2SW, SE Section 7: E2 Section 8: SENE, W2, SE	2443.9		7/21/14	7/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona	960		7/21/14	7/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%

Schedule 4.6(b)-5

Section 21: All Section 26: N2						
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 9: All Section 15: W2, SE Section 16: All Section 17: All	2400		7/21/14	7/20/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 20: N2NE, SENE, N2SE, SWSE Section 22: All Section 27: N2, N2SW, NWSE Section 28: NE	1480		8/19/19	8/18/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 26: M&B in S2S2, Closed-TEP	62.38		12/17/14	12/16/24	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 3: Lots 1,2,3,5,6,7, SWNE, SENW Section 10: Lots 1-4, W2E2, E2W2 Section 15: Lots 1-4, W2NE Section 22: Lots 3 and 4, SESW, SWSE Section 27: Lots 1-3, W2NE, NENW, NWSE	1012.98		6/22/15	6/21/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 34: All Section 35: NW, S2	1120		6/22/15	6/21/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 21: All Section 27: W2, SE Section 28: All Section 29: All	2400		6/22/15	6/21/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 24: All	640		6/22/15	6/21/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 21: E2SE Section 22: NWSW Section 23: NWSW	160		6/22/15	6/21/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 6: Lots 1-7, S2NE, SENW, E2SW, SE Section 7: Lots 1-4, E2, E2W2 Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 31: Lots 1-4, E2W2, E2 Section 32: All	2527.41		9/8/15	9/7/25	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 5: Lots 1-4, S2N2, S2	642.78	* Need Rider from ASLD for 2nd 5-year term of lease	2/1/16	1/31/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 28 East, Gila and Salt River Meridian, Apache County Arizona Section 1: Lots 1-4, S2N2, S2 Township 12 North, Range 28 East, Gila and Salt River Meridian, Apache County Arizona Section 24: All Section 26: All Section 36: All	2559.66	New Lease Application:	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 25: N2, SW, N2SE, S2SE Section 36: All Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 30: Lots 1-4, E2W2, E2	1905.54	New Lease Application:	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona	2440.64	New Lease Application:	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%

Schedule 4.6(b)-6

Section 30: Lots 1-4, E2W2, E2 Section 32: W2, W2E2 Section 33: N2, E2SW, SE, W2SW Section 34: All		[illegible]				
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 16: All Section 22: All Section 23: All Section 26: All	2560	[illegible] New Lease Application: [illegible]	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 8: All Section 10: All Section 12: E2NW, N2S2, SWSW Section 14: All	2200	[illegible] New Lease Application: [illegible]	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 6: Lots 1-7, S2NE, SENW, E2SW, SW Section 12: W2	1003.84	[illegible] New Lease Application: [illegible]	3/1/11	2/28/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 2: Lots 3 and 4, S2NW, SW Section 3: Lots 1-4, S2N2, S2 Section 4: Lots 1 and 2, S2NE, N2SE, SESE Section 10: All Section 11: All	2525.96	[illegible] New Lease Application: [illegible]	3/9/11	3/8/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 8: S2S2 Section 19: Lots 2,3,4, S2NE, SENW, E2SW, SE Section 20: S2N2, S2	1108.36	[illegible] * Need Rider from ASLD for 2nd 5-year term of lease	2/22/16	2/21/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 24: All Section 25: All	1280	[illegible] * Need Rider from ASLD for 2nd 5-year term of lease	2/22/16	2/21/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 32: E2E2	160	[illegible] * Need Rider from ASLD for 2nd 5 year term of lease	2/22/16	2/21/21	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 19: Lot 1, N2NE, NENW Section 20: N2N2 Section 33: All ***Not yet committed to Unit**	955.8		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 4: Lot 3, SENW Section 9: NENE, S2NE, W2, SE Section 13: N2 Section 15: All Section 16: All ***Not yet committed to Unit**	2280.4		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 13: All Section 24: All Section 36: All Section 34: SWNE, NWSE, S2SE Section 35: NESE, S2S2 ***Not yet committed to Unit**	2280		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 4: Lots 1 and 2, S2NE Section 10: SESE Section 15: NE Section 18: Lots 1-4 Section 19: Lots 1-4 Section 20: N2NW, SWNW, SW ***Not yet committed to Unit**	944.66		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona	2431.26		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%

Schedule 4.6(b)-7

Section 15: Lots 1-4, W2, W2E2 Section 16: All Section 17: All Section 18: Lots 1-4, E2W2, E2 ***Not yet committed to Unit**						
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 3: Lots 3 and 4, SWNW, W2SW Section 4: Lots 1-4, S2N2, S2 Section 5: Lots 1-4, S2N2, S2 Section 6: Lots 5,6,7, S2NE, SE, SENW, E2SW ***Not yet committed to Unit**	1955.74		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 19: Lots 1-4, E2W2, E2 Section 20: All Section 21: All Section 22: SENW, Lots 1-4, W2E2, NENW, W2NW, SW ***Not yet committed to Unit**	2433.56		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 30: Lots 3 and 4, E2SW, SE ***Not yet committed to Unit**	316.62		9/6/16	9/5/21		Kinder Morgan CO2 Company, L.P. 100%
TOTAL STATE ACREAGE	125112.37					
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 1: All Section 3: All Section 4: All Section 5: All Section 8: All Section 9: All Section 10: All	4446.14	Prize Energy Resources, L.P.	12/15/10	12/14/2011 (Held by Unit)		Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 11: All Section 12: All Section 13: All Section 14: All Section 15: N2 Section 24: All Section 25: All	4160	Prize Energy Resources, L.P.	12/15/10	12/14/2011 (Held by Unit)		Kinder Morgan CO2 Company, L.P. 100%
Township 9 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 26: SE Section 34: N2, SE Section 35: All Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 3: All Section 11: N2, N2SW, SWSW Section 26: E2SE Section 27: S2SW, SWSE Section 28: SESE Section 33: E2NE, NESE Section 34: SENE, W2, NESE, NWNE Section 35: NENE, S2N2, N2SW, NWSE Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 6: Lots 1-4 Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 4: SWSW Section 5: Lot 2, S2NE, SE	3960.8	Prize Energy Resources, L.P.	12/15/10	12/14/2011 (Held by Unit)		Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 26: N2, SW Section 27: S2 Section 34: All Section 35: All Township 11 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 27: Lots 2,3,4, SWNE, SENW Section 31: Lots 3 and 4, E2SW, SE Section 34: Lots 1-4, W2E2, E2W2	4640.13	Prize Energy Resources, L.P.	12/15/10	12/14/2011 (Held by Unit)		Kinder Morgan CO2 Company, L.P. 100%

Schedule 4.6(b)-8

IN WITNESS WHEREOF, the sole member of the Company has executed this consent effective as of the date first written above.

SOLE MEMBER:

KINDER MORGAN ENERGY PARTNERS, L.P.

By:	Kinder Morgan GP LLC, its general partner

By:	/s/ Jesse Arenivas
Jesse Arenivas
Vice President

[Signature Page to Written Consent]

Schedule 4.6(b)-9

Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 20: E2NE, SWNE, SENW, NESE, W2SE, SWSW Township 12 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 12: NE, S2 Section 26: S2NW, N2SW, SE Section 27: NE Section 35: NE Township 12 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona Section 7: NE, SESW, N2SE, SWSE						
TOTAL PRIZE ACREAGE	**17207.07**					

Township 12 North, Range 28 East, Gila and Salt River Meridian, Apache County Arizona Section 25: All Section 35: All Township 12 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 7: All Section 9: All less & except the following: Beginning at the northeast of section 9, 12N, 29E, thence S 2,310 feet, more or less, to the center line of the SJ-Salt Lake Rd., thence in the NW direction along center line of said road to the W line of section 9, thence N 160 feet, more or less, to the northwest corner of section 9, thence E along the section line to the point of beginning; it being that portion of section 9 that is N of SJ-Salt Lake Rd, containing 140 acres more or less Section 11: All Section 13: All Section 15: All Section 17: All Section 19: Lots 1-4, S2W2, E2 Section 20: N2NW, SWNW, NWNE, E2SW, NWSW Section 29: All Section 31: Lots 1-4, E2W2, E2 Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 8: N2NE, SWNE	7743.5	Toni Kay Wanie 2007-010377 2009-003402 Amend	9/4/07	9/3/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Nicala Romney Amend	9/30/07	9/29/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Louise H. Platt & Patrice Rodriguez 2008-001461 2011-005605 Amend	11/6/07	11/5/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Plateau Partnership Amend	9/17/07	9/16/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Silvia G. Westover 2007-010667	10/23/07	10/22/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Paul Greer 2007-010509 2009-013404 Amend	10/25/07	10/24/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Phillip Greer 2008-001460	11/6/07	11/5/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Mitchell D. Platt 2009-003400	4/2/09	4/1/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Warren E. Platt 2009-003398	3/31/09	3/30/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 25: NW, W2E2	240	Voigt & Lori LeSueur Rev. Living Trust	10/1/07	9/30/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 11 North, Range 29 East, Gila and Salt River Meridian, Apache County Arizona Section 4: Lot 4, SWNW, SESW, SWSE, N2SW Section 5: Lot 1 Section 9: NWNE	320.05	Iris Platt	8/27/07	8/26/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Loreen DeWitt	8/28/07	8/27/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Patricia Dickson 2007-010367	9/19/07	9/18/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Karen Hess 2007-010368	8/27/07	8/26/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Irvin A. Platt 2007-010373	9/11/07	9/10/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		William V. Platt 2007-010374	8/18/07	8/17/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Rauna Rae Benson	9/14/07	9/13/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Helen Workman 2007-010668	10/26/07	10/25/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Gary L. Platt 2007-010666	10/29/07	10/28/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Franklin Jeffery Platt 2008-001462	11/28/07	11/27/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Randolph P. Platt 2007-010510	10/25/07	10/24/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		William Lester Platt III 2007-010511	10/23/07	10/22/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Julie Platt Gardner 2008-001459	11/21/07	11/20/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Rodney B. Platt	10/27/07	10/26/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
Township 10 North, Range 30 East, Gila and Salt River Meridian, Apache County Arizona Section 26: W2SE, SW	480	Larry Roy Ransom 2007-010375	10/5/07	10/4/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Randy Bryan Ransom	10/12/07	10/11/2012	Kenneth W. Cory	Kinder Morgan CO2

Schedule 4.6(b)-10

(Held by Unit)	1.5%	Company, L.P. 100%
Section 27: E2SE Section 34: NENE Section 35: N2NW, NWNE		Mrs. Leo B Merrill 2007-010370	9/18/07	9/17/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Marlene Bowers 2008-001458	11/26/07	11/25/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Fred Merrill 2008-001463	10/30/07	10/29/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Fonda Brown	10/30/07	10/29/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
		Brenda Merrill 2008-001457	10/29/07	10/28/2012 (Held by Unit)	Kenneth W. Cory 1.5%	Kinder Morgan CO2 Company, L.P. 100%
TOTAL OTHER PRIVATE ACREAGE	**8783.55**					
TOTAL PRIVATE LEASES	**25990.62**					

Units

Unit Agreement, as extended and/or amended, for the Development and Operation of the St. Johns Gas Unit in Apache County, Arizona, dated effective February 1, 2009, and recorded under Reception No. of the Official Property Records of Apache County, Arizona.

* Term of Unit Agreement is currently extended until January 31, 2022.

Easements

George Geisler, Jr. Right-of-way and Easement Agreement *

Right-of-way and Easement Agreement dated effective 1/1/2013 by and between George Geisler, Jr. and Donna Geisler, as Grantor, and Kinder Morgan CO2 Company, L.P., as Grantee, recorded under Reception No. of the Official Property Records of Apache County, Arizona, covering an easement across the E2 of Section 3 and the NE4 of Section 10, Township 10 North, Range 31 East, Gila and Salt River Meridian, Apache County Arizona.

* Term of Agreement shall be for 10 years from the effective date (terminates 1/1/2023), but Grantee shall have the option of extending the term for subsequent 10-year periods upon payment to Grantee as specified in the Agreement.

Schedule 4.6(b)-11

SCHEDULE 4.8
ENVIRONMENTAL MATTERS

Termination of Consent Order, Docket No. APP-39-14, issued on July 30, 2014 by the Arizona Department of Environmental Quality issued on October 31, 2016.

Schedule 4.8-1

SCHEDULE 4.9

PREFERENTIAL PURCHASE RIGHTS AND MATERIAL REQUIRED CONSENTS

Preferential Purchase Rights

None

Material Required Consents

None

Schedule 4.9-1

SCHEDULE 6.6

REPLACEMENT SECURITIES

See attached.

Schedule 6.6-1

Kinder Morgan CO2 Company, L.P.

Bonds, Letters of Credit and Guarantees

Serial No.		Date Posted	Bond Amount
1	PURP: AZ State Land Performance Bond	12/1/11	50,000

		Total	50,000

Schedule 6.6-2

Execution Version

CERTIFICATE OF NON-FOREIGN STATUS

July 22, 2021

Section 1445 of the United States Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest) will be the transferor of the property and not the disregarded entity. To inform Plateau Carbon, LLC, a Wyoming corporation (the “Transferee”), that withholding of tax is not required upon the disposition by Kinder Morgan CO2 Company LLC (the “Transferor”), a Texas limited liability company and wholly-owned subsidiary of Kinder Morgan Energy Partners, L.P .., a Delaware limited partnership (the “Tax Transferor”), of its interest in a limited liability company pursuant to the Purchase and Sale Agreement, dated as of July 22, 2021, by and between the Transferee and the Transferor (the “Agreement”), the Tax Transferor hereby certifies the following pursuant to Section 7.2(e) of the Agreement:

1.	The Transferor is a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Treasury Regulations and wholly-owned subsidiary of the Tax Transferor.

2.	The Tax Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Treasury Regulations thereunder).

3.	The Tax Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Treasury Regulations.

4.	The Tax Transferor’s U.S. taxpayer identifying number is: 76-0380342.

5.	The office address of the Tax Transferor is:

Kinder Morgan Energy Partners, L.P.

1001 Louisiana St., Suite 1000

Houston, Texas 77002

The Tax Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, in my capacity as an officer and not in my individual capacity, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete and I further declare that I have the authority to sign this document on behalf of the Tax Transferor.

[Signature Page Immediately Follows]

Schedule 6.6-3

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Non-Foreign Status as of the date first written above.

TAX TRANSFEROR:

KINDER MORGAN ENERGY PARTNERS, L.P.

By: Kinder Morgan GP LLC, its general partner

By:	/s/ Jesse Arenivas
Jesse Arenivas
Vice President

[Signature Page to Certificate of Non-Foreign Status]

Schedule 6.6-4

SECRETARY’S CERTIFICATE

SELLER

This Secretary’s Certificate is furnished pursuant to Section 7.2(d) of that certain Purchase and Sale Agreement dated July 22, 2021, (as may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between KINDER MORGAN CO2 COMPANY LLC, a Texas limited liability company (“Seller”), and PLATEAU CARBON, LLC, a Wyoming limited liability company (“Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

I, Eric McCord. the duly elected, qualified and acting Assistant Secretary of Seller, a limited liability company organized under the laws of the State of Texas, do hereby certify to Purchaser on behalf of Seller the following:

(a)	Attached hereto as Exhibit A is a complete and correct copy of the Written Consent of the Sole Member of Seller adopted on July 22, 2021, authorizing the execution, delivery and performance by Seller of the Purchase Agreement and the transactions contemplated thereby; and

(b)	The individuals named on Exhibit B attached hereto are duly elected and qualified officers of Seller, duly authorized to execute and deliver on behalf of Seller the Purchase Agreement and any other document delivered in connection with Closing on behalf of Seller, and the signature appearing opposite each name is a true and genuine signature of such officer.

[Signature Page Follows.]

Schedule 6.6-5

IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the date first written above.

KINDER MORGAN CO2 COMPANY LLC

By:	/s/ Eric McCord
Name:	Eric McCord
Title:	Assistant Secretary

IN WITNESS WHEREOF, I, Jesse Arenivas, as President of Seller, do hereby certify to Purchaser on behalf of Seller that Eric McCord is the duly elected and qualified Assistant Secretary of Seller, and that the signature set forth above his name is his genuine signature.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the date first written above.

KINDER MORGAN CO2 COMPANY LLC

By:	/s/ Jesse Arenivas
Name:	Jesse Arenivas
Title:	President

[Signature Page to Seller’s Secretary’s Certificate]

Schedule 6.6-6

EXHIBIT A

KINDER MORGAN CO2 COMPANY LLC

Written Consent of the Sole Member July 22, 2021

The undersigned, being the sole member (the “Member’’) of Kinder Morgan CO2 Company LLC, a Texas limited liability company (the “Company”), in accordance with Section 6.201 of the Texas Business Organizations Code, as amended (the “TBOC”), upon execution hereof or a counterpart hereof, does hereby consent to and adopt the following resolutions:

St. John’s Divestiture

WHEREAS, there has been presented to the Member a potential transaction pursuant to which the Company would sell to Plateau Carbon, LLC all of the Company’s assets, properties, rights and interests in respect of the St. John’s Unit for a purchase price of $10,000,000, subject to adjustment, plus an additional contingent amount of up to $10,000,000 payable over time through an overriding royalty interest (the “St John’s Divestiture”); and

WHEREAS, the Company has negotiated the terms of a Purchase and Sale Agreement establishing the terms of the St. John’s Divestiture, a draft of which in close to final form has been presented to and reviewed by the Member (the “PSA”).

NOW, THEREFORE, BE IT RESOLVED, that the St. John’s Divestiture is hereby approved in all respects; and further

RESOLVED, that the form, terms and provisions of the PSA, substantially in the form presented to and reviewed by the Member, be, and hereby are, authorized, approved, confirmed and ratified in all respects, with such changes therein as any of the President or any Vice President of the Company (together, the “Authorized Officers”) may approve, such approval to be evidenced conclusively by the signature of any Authorized Officer thereon; and further

RESOLVED, that each of the Authorized Officers be, and hereby is, authorized, for and in the name and on behalf of the Company, to execute and deliver the PSA and such other documents, instruments and agreements required to effect the transactions contemplated by the PSA (collectively, the “Transaction Documents”); and that the Company is authorized and directed to perform its obligations under the PSA and the other Transaction Documents; and further

RESOLVED, that each of the Authorized Officers be, and hereby is, authorized, for and in the name and on behalf of the Company and its applicable subsidiaries, to execute and deliver each document contemplated to be executed and delivered at the closing of the transactions contemplated by the PSA and the other Transaction Documents; and that the Company and its applicable subsidiaries are authorized and directed to perform their respective obligations under each such document; and further

Schedule 6.6-7

RESOLVED, that all prior lawful actions taken by any officer of the Company in the name and on behalf of the Company in connection with the St. John’s Divestiture, including without limitation, the execution and delivery of any instruments or other documents as any such officer shall have deemed necessary, proper or advisable, are hereby adopted, ratified, confirmed and approved in all respects; and further

RESOLVED, that the Authorized Officers, any one of whom may act without any of the others, be, and each of them hereby is, authorized, in the name and on behalf of the Company, to take or cause to be taken all such further actions, including without limitation, negotiating, signing, executing, acknowledging, certifying, attesting, delivering, accepting, recording and filing (with such changes as such officers shall approve, the execution and delivery thereof to be conclusive evidence of such approval) all such further documents, certificates and instruments and paying all fees, taxes and other expenses or payments, in each case as such officer, in such officer’s sole discretion, may determine to be necessary, appropriate or desirable in order to fulfill the intent and accomplish the purposes of the foregoing resolutions, such determination to be conclusively evidenced by the taking of any such further action; and further

RESOLVED, that the proper officers of the Company and its counsel be, and each of them hereby is, authorized and empowered (any one of them acting alone) to take any and all such further action, to amend, execute and deliver all such further instruments and documents, for and in the name and on behalf of the Company, and to pay all such expenses as in their discretion may appear to be necessary, proper or advisable to carry into effect the purposes and intentions of this and each of the foregoing resolutions; and further

RESOLVED, that the Authorized Officers, or any of them acting alone, be, and each of them hereby is, authorized empowered to consummate the transactions contemplated by the agreements and these resolutions; and further

RESOLVED, that the Secretary or any Assistant Secretary of the Company is hereby authorized to certify and deliver to any person to whom such certification and delivery may be deemed necessary or desirable in the opinion of such Secretary or Assistant Secretary, a true copy of the foregoing resolutions or any of them.

[Signature Page Follows]

Schedule 6.6-8

EXHIBIT B

INCUMBENCY

Name	Position	Signature

Jesse Arenivas	President	/s/ Jesse Arenivas

Dayton Robertson	Vice President

Schedule 6.6-9

SELLER DISCLOSURE SCHEDULE

TO

PURCHASE AND SALE AGREEMENT

BETWEEN

KINDER MORGAN CO2 COMPANY LLC

as Seller

AND

PLATEAU CARBON, LLC

as Purchaser

July 22, 2021

Schedule 6.6-10

Capitalized terms used in these schedules (these “Schedules”) but not defined herein shall have the respective meanings assigned to them in that certain Purchase and Sale Agreement by and between Kinder Morgan CO2 Company LLC, a Delaware limited liability company and Plateau Carbon, LLC, a Wyoming limited liability company (the “Agreement”).

In no event shall disclosure of any matter, fact, occurrence, information or circumstance in these Schedules be deemed or interpreted to broaden the scope of the representations and warranties, obligations, covenants, conditions, indemnities or agreements contained in the Agreement, or to create any representation, warranty, obligation, covenant, condition, indemnity or agreement that is not contained in the Agreement. The inclusion of any matter, fact, information or circumstance in these Schedules shall not be construed as an admission or acknowledgment or otherwise imply that such matter, fact, occurrence, information or circumstance is required to be listed in these Schedules in order for any representation or warranty in the Agreement to be true and correct.

Any exception, qualification or other disclosure set forth on these Schedules with respect to a particular representation, warranty or covenant contained in the Agreement shall be deemed to be an exception, qualification or other disclosure with respect to all other representations, warranties and covenants contained in the Agreement to the extent any description of facts regarding the event, item or matter disclosed is adequate so as to make reasonably apparent that such exception, qualification or disclosure is applicable to such other representations, warranties or covenants whether or not such exception, qualification or disclosure is so numbered.

Matters reflected in these Schedules are not necessarily limited to matters required by the Agreement to be reflected in these Schedules. In particular, although these Schedules may contain supplementary information not specifically required under the Agreement to be included in these Schedules, such additional matters are set forth for informational purposes, are not represented or warranted in the Agreement and do not necessarily include other matters of a similar nature. In addition, the disclosure of any matter in these Schedules is not to be deemed an admission against any party that such matter actually constitutes noncompliance with or a violation of contract or Law or other topic to which such disclosure is applicable. In disclosing any matter, fact, occurrence, information or circumstance in these Schedules, Seller is not waiving any attorney client privilege associated with any such matter, fact, occurrence, information or circumstance, or any protection afforded by the “work product doctrine” with respect to any of the same.

Schedule 6.6-11